Exhibit 10.40

                               TERM LOAN AGREEMENT

                          DATED AS OF NOVEMBER 9, 2006

                                      AMONG

                    QUAKER FABRIC CORPORATION OF FALL RIVER,

                                  AS BORROWER,

                    1903 DEBT FUND, LP, AND THE OTHER LENDING
                    INSTITUTIONS LISTED ON SCHEDULE 1 HERETO,

                                       AND

                           GB MERCHANT PARTNERS, LLC,

                             AS ADMINISTRATIVE AGENT


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                                TABLE OF CONTENTS

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1. DEFINITIONS AND RULES OF INTERPRETATION..................................................1

     1.1.DEFINITIONS  1

     1.2.RULES OF INTERPRETATION...........................................................21

2. TERM LOANS..............................................................................22

     2.1.REAL PROPERTY TERM LOAN...........................................................22

     2.2.EQUIPMENT TERM LOAN...............................................................22

     2.3.NOTES.............................................................................22

     2.4.INTEREST ON LOANS.................................................................23

3. REPAYMENT OF LOANS......................................................................23

     3.1.REAL PROPERTY TERM LOAN...........................................................23

         3.1.1.       MINIMUM AMORTIZATION PAYMENTS........................................23

         3.1.2.       LATE SALE AMORTIZATION PAYMENTS......................................24

         3.1.3.       MANDATORY PREPAYMENTS OF THE REAL PROPERTY TERM LOAN.................24

         3.1.4.       MANDATORY PREPAYMENTS OF THE EQUIPMENT TERM LOAN.....................26

         3.1.5.       ADDITIONAL TERM LOAN PREPAYMENTS.....................................26

         3.1.6.       OPTIONAL PREPAYMENTS OF TERM LOANS...................................27

         3.1.7.       APPLICATION OF PREPAYMENTS...........................................28

         3.1.8.       MATURITY DATE........................................................28

4. ENVIRONMENTAL AND PLANT CONSOLIDATION ESCROWS...........................................28

     4.1.ENVIRONMENTAL ESCROW..............................................................28

     4.2.PLANT CONSOLIDATION ESCROW........................................................29

5. CERTAIN GENERAL PROVISIONS..............................................................30
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     5.1.CLOSING FEE.......................................................................30

     5.2.FUNDS FOR PAYMENTS................................................................30

         5.2.1.       PAYMENTS TO ADMINISTRATIVE AGENT.....................................30

         5.2.2.       NO OFFSET, ETC.......................................................30

         5.2.3.       NON-U.S. LENDERS.....................................................30

     5.3.COMPUTATIONS 31

     5.4.INTEREST LIMITATION...............................................................31

     5.5.INTENTIONALLY OMITTED.............................................................32

     5.6.INTENTIONALLY OMITTED.............................................................32

     5.7.ADDITIONAL COSTS, ETC.............................................................32

     5.8.CAPITAL ADEQUACY..................................................................33

     5.9.CERTIFICATE  34

     5.10.            INTENTIONALLY OMITTED................................................34

     5.11.            INTEREST AFTER DEFAULT...............................................34

     5.12.            COLLATERAL SECURITY AND GUARANTIES...................................34

6. REPRESENTATIONS AND WARRANTIES..........................................................34

     6.1.CORPORATE AUTHORITY, ETC..........................................................34

         6.1.1.       EXISTENCE, GOOD STANDING.............................................34

         6.1.2.       AUTHORIZATION........................................................35

         6.1.3.       DELIVERY.............................................................36

         6.1.4.       ENFORCEABILITY.......................................................36

     6.2.FINANCIAL STATEMENTS; PROJECTIONS.................................................36

     6.3.SOLVENCY...........................................................................37

     6.4.NO MATERIAL  ADVERSE CHANGES, ETC.................................................37

     6.5.ABSENCE OF MORTGAGES AND LIENS....................................................37

     6.6.FRANCHISES, PATENTS, COPYRIGHTS, ETC..............................................37

     6.7.LITIGATION.........................................................................37
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    6.8.NO MATERIALLY ADVERSE CONTRACTS, ETC...............................................38

    6.9.COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC.......................................38

     6.10.            TAX STATUS...........................................................38

     6.11.            NO DEFAULT OR EVENT OF DEFAULT.......................................38

     6.12.            HOLDING COMPANY AND INVESTMENT COMPANY ACTS..........................38

     6.13.            EMPLOYEE BENEFIT PLANS...............................................39

         6.13.1.      IN GENERAL...........................................................39

         6.13.2.      TERMINABILITY OF WELFARE PLANS.......................................39

         6.13.3.      GUARANTEED PENSION PLANS.............................................39

         6.13.4.      MULTIEMPLOYER PLANS..................................................39

     6.14.            REGULATIONS U AND X..................................................40

     6.15.            TRUE COPIES OF GOVERNING DOCUMENTS...................................40

     6.16.            FISCAL YEAR..........................................................40

     6.17.            PERFECTION OF SECURITY INTERESTS.....................................40

     6.18.            SUBSIDIARIES, ETC....................................................40

     6.19.            ENVIRONMENTAL COMPLIANCE.............................................40

     6.20.            BANK ACCOUNTS........................................................42

     6.21.            LABOR CONTRACTS......................................................42

     6.22.            DISCLOSURE...........................................................42

     6.23.            TITLE TO PROPERTIES; LEASES..........................................43

         6.23.1.      GENERAL..............................................................43

         6.23.2.      REAL PROPERTY........................................................43

     6.24.            CERTAIN TRANSACTIONS.................................................44

     6.25.            FIXED ASSETS.........................................................44

     6.26.            FOREIGN ASSETS CONTROL REGULATIONS, ETC..............................44
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     6.27.            COMPLIANCE...........................................................44

     6.28.            CONTRACTS............................................................45

     6.29.            UTILITIES AND PUBLIC ACCESS..........................................45

     6.30.            PHYSICAL CONDITION...................................................45

7. AFFIRMATIVE COVENANTS OF THE PARENT AND THE BORROWER....................................45

     7.1.PUNCTUAL PAYMENT..................................................................45

     7.2.MAINTENANCE OF OFFICE.............................................................45

     7.3.RECORDS AND ACCOUNTS..............................................................46

     7.4.FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION................................46

     7.5.NOTICES...........................................................................48

         7.5.1.       DEFAULTS.............................................................48

         7.5.2.       NOTICE OF LITIGATION AND JUDGMENTS...................................48

         7.5.3.       NOTIFICATION OF CLAIM AGAINST COLLATERAL.............................49

         7.5.4.       NOTICES CONCERNING INVENTORY COLLATERAL..............................49

         7.5.5.       NOTIFICATION OF ADDITIONAL INTELLECTUAL PROPERTY RIGHTS..............49

         7.5.6.       ENVIRONMENTAL EVENTS.................................................50

         7.5.7.       NOTIFICATION REGARDING THE REAL PROPERTY.............................50

     7.6.LEGAL EXISTENCE; MAINTENANCE OF PROPERTIES........................................50

     7.7.INSURANCE.........................................................................50

     7.8.TAXES.............................................................................51

     7.9.COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS............................51

     7.10.            EMPLOYEE BENEFIT PLANS...............................................51

     7.11.            USE OF PROCEEDS......................................................52

     7.12.            CERTAIN CHANGES......................................................52

     7.13.            CONDUCT OF BUSINESS..................................................52
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     7.14.            FURTHER ASSURANCES...................................................52

     7.15.            INSPECTION OF PROPERTIES AND BOOKS, ETC..............................52

         7.15.1.      GENERAL..............................................................52

         7.15.2.      APPRAISALS...........................................................52

         7.15.3.      COMMUNICATIONS WITH ACCOUNTANTS......................................53

         7.15.4.      ENVIRONMENTAL ASSESSMENTS............................................53

     7.16.            ADDITIONAL MORTGAGED PROPERTY........................................53

     7.17.            INTENTIONALLY OMITTED................................................54

     7.18.            DOMESTIC SUBSIDIARIES................................................54

     7.19.            LANDLORD WAIVERS.....................................................54

     7.20.            INTENTIONALLY OMITTED................................................54

     7.21.            FINANCIAL CONSULTANT.................................................54

     7.22.            POST CLOSING OBLIGATIONS.............................................54


8. NEGATIVE COVENANTS OF THE PARENT AND THE BORROWER.......................................54

     8.1.INVESTMENTS.......................................................................54

     8.2.RESTRICTIONS ON INDEBTEDNESS......................................................55

     8.3.RESTRICTIONS ON LIENS.............................................................56

         8.3.1.       PERMITTED LIENS......................................................56

         8.3.2.       RESTRICTIONS ON NEGATIVE PLEDGES AND UPSTREAM LIMITATIONS............57

     8.4.RESTRICTED PAYMENTS...............................................................58

     8.5.MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS...................................58

         8.5.1.       MERGERS AND ACQUISITIONS.............................................58

         8.5.2.       DISPOSITION OF ASSETS................................................58

     8.6.SALE AND LEASEBACK................................................................58

     8.7.CHANGE OF FISCAL YEAR.............................................................59
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     8.8.EMPLOYEE BENEFIT PLANS............................................................59

     8.9.COMPLIANCE WITH ENVIRONMENTAL LAWS................................................59

     8.10.            CHANGE IN TERMS OF GOVERNING DOCUMENTS...............................59

     8.11.            CREATION OF SUBSIDIARIES.............................................60

     8.12.            TRANSACTIONS WITH AFFILIATES.........................................60

     8.13.            INTENTIONALLY OMITTED................................................60

     8.14.            BUSINESS ACTIVITIES..................................................61

9. FINANCIAL COVENANTS OF THE PARENT AND THE BORROWER......................................61

     9.1.FIXED CHARGE COVERAGE RATIOS......................................................61

     9.2.CAPITAL EXPENDITURES..............................................................61

10. CLOSING CONDITIONS.....................................................................62

     10.1.            LOAN DOCUMENTS.......................................................62

     10.2.            CERTIFIED COPIES OF GOVERNING DOCUMENTS..............................62

     10.3.            CORPORATE OR OTHER ACTION............................................62

     10.4.            INCUMBENCY CERTIFICATE...............................................62

     10.5.            VALIDITY OF LIENS....................................................62

     10.6.            PERFECTION CERTIFICATES AND UCC SEARCH RESULTS.......................62

     10.7.            CERTIFICATES OF INSURANCE............................................62

     10.8.            INTENTIONALLY OMITTED................................................63

     10.9.            BORROWING BASE CERTIFICATES AND COLLATERAL UPDATE CERTIFICATE........63

     10.10.           ACCOUNTS RECEIVABLE AGING REPORT.....................................63

     10.11.           PAYMENT OF CLOSING FEES..............................................63

     10.12.           INTENTIONALLY OMITTED................................................63

     10.13.           OPINIONS OF COUNSEL..................................................63

     10.14.           SURVEY, TAXES, ETC...................................................63
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     10.15.           TITLE INSURANCE......................................................63

     10.16.           HAZARDOUS WASTE ASSESSMENTS..........................................64

     10.17.           INTENTIONALLY OMITTED................................................64

     10.18.           NO MATERIAL ADVERSE CHANGE...........................................64

     10.19.           LANDLORD WAIVERS.....................................................64

     10.20.           LANDLORD CONSENTS....................................................64

     10.21.           COLLATERAL EXAMINATIONS/APPRAISALS...................................64

     10.22.           FINANCIAL STATEMENT AND PROJECTIONS..................................64

     10.23.           REFERENCES...........................................................64

     10.24.           INTERCREDITOR AGREEMENT ET. AL.......................................64

     10.25.           NO LEGAL.............................................................65

     10.27.           IMPEDIMENT...........................................................65

     10.27.           PROCEEDINGS AND DOCUMENTS............................................65

     10.28.           REPRESENTATIONS TRUE; NO DEFAULT OR EVENT OF DEFAULT.................65

     10.29.           EXCHANGE LIMITATIONS.................................................65

11. INTENTIONALLY OMITTED..................................................................65

12. EVENTS OF DEFAULT; ACCELERATION; ETC...................................................65

     12.1.            EVENTS OF DEFAULT AND ACCELERATION...................................65

     12.2.            INTENTIONALLY OMITTED................................................68

     12.3.            REMEDIES.............................................................68

     12.4.            DISTRIBUTION OF COLLATERAL PROCEEDS..................................69

13. SETOFF.................................................................................70

14. THE ADMINISTRATIVE AGENT...............................................................71

     14.1.            AUTHORIZATION........................................................71

     14.2.            EMPLOYEES AND ADMINISTRATIVE AGENTS..................................72
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     14.3.            NO LIABILITY.........................................................72

     14.4.            NO REPRESENTATIONS...................................................72

         14.4.1.      GENERAL..............................................................72

         14.4.2.      CLOSING DOCUMENTATION, ETC...........................................72

     14.5.            PAYMENTS.............................................................73

         14.5.1.      PAYMENTS TO ADMINISTRATIVE AGENT.....................................73

         14.5.2.      DISTRIBUTION BY ADMINISTRATIVE AGENT.................................73

         14.5.3.      DELINQUENT LENDERS...................................................73

     14.6.            INTENTIONALLY OMITTED................................................74

     14.7.            INDEMNITY............................................................74

     14.8.            ADMINISTRATIVE AGENT AS LENDER.......................................74

     14.9.            RESIGNATION..........................................................74

     14.10.           NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT.......................74

     14.11.           DUTIES IN THE CASE OF ENFORCEMENT....................................74

     14.12.           ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM........................75

15. EXPENSES...............................................................................76

16. INDEMNIFICATION........................................................................77

17. SURVIVAL OF COVENANTS, ETC.............................................................77

18. ASSIGNMENT AND PARTICIPATION...........................................................78

     18.1.            GENERAL CONDITIONS...................................................78

     18.2.            ASSIGNMENTS..........................................................78

     18.3.            REGISTER.............................................................79

     18.4.            PARTICIPATIONS.......................................................79

     18.5.            PAYMENTS TO PARTICIPANTS.............................................80

     18.6.            MISCELLANEOUS ASSIGNMENT PROVISIONS..................................80

     18.7.            ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE PARENT...................80
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     18.8.            NEW NOTES............................................................81

     18.9.            SPECIAL PURPOSE FUNDING VEHICLE......................................81

19. NOTICES, ETC...........................................................................82

20. GOVERNING LAW..........................................................................82

21. HEADINGS...............................................................................83

22. COUNTERPARTS...........................................................................83

23. ENTIRE AGREEMENT, ETC..................................................................83

24. WAIVER OF JURY TRIAL...................................................................83

25. CONSENTS, AMENDMENTS, WAIVERS, ETC.....................................................84

26. SEVERABILITY...........................................................................85

27. CONFIDENTIALITY........................................................................86

28. USA PATRIOT ACT........................................................................87

29. DESIGNATION OF PERMITTED LIENS.........................................................87
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SCHEDULES AND EXHIBITS

Schedule 1                 Lenders, Commitment Percentages, Lending Offices
Schedule 1.1(a)            Mortgaged Properties
Schedule 6.6               Intellectual Property
Schedule 6.7               Litigation
Schedule 6.8               Material Adverse Contracts
Schedule 6.10              Municipal Taxes
Schedule 6.13.1            Employment Matters
Schedule 6.18              Subsidiaries
Schedule 6.19(a)           Environmental Notices
Schedule 6.19(b)           Material Environmental Notices
Schedule 6.19(c            Hazardous Substances
Schedule 6.19(e) .         Material Environmental Reports
Schedule 6.20              Bank Accounts
Schedule 6.21              Labor Contracts
Schedule 6.23              Title to Properties
Schedule 6.25              Fixed Assets
Schedule 8.1               Existing Investments
Schedule 8.2               Existing Indebtedness
Schedule 8.3.1             Existing Liens
Schedule 10.20(a).         Landlord Waivers

Exhibit A                  Form of Compliance Certificate
Exhibit B                  Form of Assignment and Acceptance
Exhibit C                  Form of Term Note



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                               TERM LOAN AGREEMENT

         THIS TERM LOAN AGREEMENT dated as of November 9, 2006 is by and among Quaker Fabric Corporation of Fall River, a Massachusetts corporation (the "BORROWER"), Quaker Fabric Corporation, a Delaware corporation (the "PARENT"), 1903 Debt Fund, LP and the other Lenders from time to time party hereto, and GB Merchant Partners, LLC, a Delaware limited liability company, as Administrative Agent.

         The parties hereto agree as follows:

                   1. DEFINITIONS AND RULES OF INTERPRETATION.

         1.1. DEFINITIONS. The following terms shall have the meanings set forth in this SECTION 1 or elsewhere in the provisions of this Term Loan Agreement referred to below:

         ADJUSTED NET PROCEEDS.  With respect to any Real  Property,  the sum of
(i) the Net Proceeds realized by the Borrower on account of the sale of such Real Property, plus (ii) the aggregate amount of Late Sale Amortization Payments paid by the Borrower with respect to such Real Property, if any, plus (iii) the aggregate amount of any Sale Proceeds Credit previously applied to reduce such Late Sale Amortization Payments, if any, plus (iv) the then outstanding Sale Proceeds Credit Balance, if any.

         ADJUSTED REAL PROPERTY VALUE. With respect to each parcel of Real Property, an amount equal to 50% of the Real Property Appraisal Value of such parcel of Real Property.

         ADMINISTRATIVE   AGENT.   GB   Merchant   Partners,   LLC,   acting  as
administrative agent for the Lenders, and each other person appointed as the successor Administrative Agent in accordance with SECTION 14.9.

         ADMINISTRATIVE QUESTIONNAIRE. An Administrative Questionnaire in a form supplied by the Administrative Agent.

         ADMINISTRATIVE   AGENT'S  OFFICE.  The  Administrative  Agent's  office
located at 101 Huntington Ave., Boston MA 02109, or at such other location as the Administrative Agent may designate from time to time.

         ADMINISTRATIVE AGENT'S SPECIAL COUNSEL. Greenberg Traurig, LLP, or such other counsel as may be approved by the Administrative Agent.

         AFFILIATE. With respect to any Person, any other Person which directly or indirectly, controls, is controlled by or is under common control with such Person. "Control" means the power, directly or indirectly, (a) to vote ten percent (10%) or more of the Capital Stock (on a fully diluted basis) of a Person having ordinary voting power for the election of directors, managing members or general partners (as applicable); or (b) to direct or cause the direction of the management and policies of a Person (whether by contract or otherwise).

         ALLOCATED ESCROW AMOUNT. The total amount of Environmental Escrow Funds allocated to each Remediation Location under the Business Plan.
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         AMORTIZATION   PAYMENT(S).    Collectively,    all   required   Minimum
Amortization Payments and Late Sale Amortization Payments.

         APPLICABLE MARGIN. With respect to the Real Property Term Loans and the Equipment Term Loans, 7.75% per annum.

         APPLICABLE PENSION LEGISLATION. At any time, any pension or retirement benefits legislation (be it national, federal, provincial, territorial or otherwise) then applicable to the Parent or any of its Subsidiaries.

         APPROVED FUND. Any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers or manages a Lender.


         APPROVED PLANT C RELOCATION COSTS. All costs and expenses incurred by the Parent and its Subsidiaries associated with the relocation and consolidation of the operations of the Parent and its Subsidiaries of Plant C, as are reasonably satisfactory to the Administrative Agent.

         ASSIGNMENT AND ACCEPTANCE. An assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by SECTION 18.2), and accepted by the Administrative Agent, in substantially the form of EXHIBIT B or any other form approved by the Administrative Agent.

         AVAILABILITY RESERVE. The "Availability Reserve" under and as defined in the Revolving Credit Agreement.

         BALANCE SHEET DATE. September 30, 2006.

         BORROWER. As defined in the preamble hereto.

         BORROWING BASE CERTIFICATE. Each Borrowing Base Certificate delivered by the Borrower to the Revolving Credit Agent and/or Revolving Credit Lenders pursuant to the Revolving Credit Agreement.

         BUSINESS DAY. Any day on which commercial banking institutions in Boston, Massachusetts, are open for the transaction of banking business.

         BUSINESS PLAN. The "Quaker Fabric Bank Presentation" by Alvarez and Marsal, dated May 19, 2006, as supplemented on September 29, 2006, October 30, 2006, and November 9, 2006, as the same may be updated from time to time; PROVIDED, HOWEVER, that any additional change in the projected sale proceeds for any parcel of Real Property reflected therein may only be made with the express written consent of the Administrative Agent.

         CAPITAL ASSETS. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and goodwill); PROVIDED that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

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         CAPITAL  EXPENDITURES.  Amounts  paid or  Indebtedness  incurred by the
Parent or any Subsidiary of the Parent in connection with (i) the purchase or lease by the Parent or such Subsidiary of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP or (ii) the lease of any assets by the Parent or such Subsidiary as lessee under any Synthetic Lease to the extent that such assets would have been Capital Assets had the Synthetic Lease been treated for accounting purposes as a Capitalized Lease.

         CAPITALIZED LEASES. Leases under which the Parent or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

         CAPITAL STOCK. Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing (including convertible debt instruments).

         CASUALTY EVENT. With respect to any property (including any interest in property) of the Parent or any Subsidiary of the Parent, any loss of, damage to, or condemnation or other taking of, such property for which the Parent or such Subsidiary receives insurance proceeds, proceeds of a condemnation award or other compensation.

         CHANGE OF CONTROL.  An event or series of events by which:

                  (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than Nortex Holdings, Inc. or any Affiliate thereof, becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 30% or more of the equity securities of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

                  (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent ceases to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

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                  (c) any  Person,  other  than  Nortex  Holdings,  Inc.  or any
         Affiliate thereof, or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Parent, or control over the equity securities of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing 30% or more of the combined voting power of such securities.

         CLOSING DATE. The first date on which the conditions set forth in SECTIONS 10 have been satisfied and any Term Loan is to be made hereunder.

         CLOSING FEE.  See SECTION 5.1.

         CODE. The Internal Revenue Code of 1986.

         COLLATERAL. All of the property, rights and interests of (a) the Borrower, (b) the Parent, (c) each Subsidiary of the Parent, and (d) all other Guarantors from time to time party to the Guaranties that are or are intended to be subject to the Liens created by the Security Documents.

         COLLATERAL UPDATE CERTIFICATE. Each Collateral Update Certificate delivered by the Borrower to the Revolving Credit Agent and/or Revolving Credit Lenders pursuant to the Revolving Credit Agreement.

         COMMITMENT. With respect to each Lender, the Dollar amount set forth on
SCHEDULE 1 hereto as the amount of such Lender's commitment (a) to make the Equipment Term Loan to the Borrower, and (b) to make the Real Property Term Loan to the Borrower.

         COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth on SCHEDULE 1 hereto reflecting such Lender's commitment to make the Equipment Term Loan and the Real Property Term Loan.

         COMPLIANCE CERTIFICATE.  See SECTION 7.4(D).

         CONSOLIDATED OR CONSOLIDATED. With reference to any term defined herein, shall mean that term as applied to the accounts of the Parent and its Subsidiaries, consolidated in accordance with GAAP.

         CONSOLIDATED EBITDA. For any period, (a) the net income (or deficit) of the Parent and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) for such period, plus (b) to the extent deducted in calculating net income (i) income taxes accrued during such period,
(ii) interest and fees in respect of Indebtedness (including amounts accrued or paid in respect of Derivative Agreements) during such period (whether or not actually paid in cash during such period), (iii) depreciation, amortization and other non-cash charges (including asset impairment charges) accrued for such period, (iv) extraordinary losses during such period, (v) costs and expenses incurred by the Parent and its Subsidiaries in connection with the Parent's retention of the Financial Consultant, (vi) severance charges incurred by the Parent and its Subsidiaries, (vii) up to $300,000 per month of plant consolidation expenses specifically identified to the satisfaction of the Administrative Agent, and (viii) transaction costs incurred during such period in connection with the transactions contemplated hereby and the Revolving Credit Agreement not to exceed $2,600,000 in the aggregate, minus (c) to the extent such items were added in calculating net income (i) extraordinary gains during such period and (ii) proceeds received during such period in respect of Casualty Events and dispositions of any property (other than dispositions in the ordinary course of business on ordinary business terms)

         CONSOLIDATED INTEREST EXPENSE. For any period, the sum, without duplication, for the Parent and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness required to be paid or accrued during such period (whether or not actually paid during such period), but excluding capitalized debt acquisition costs (including fees and expenses related to this Term Loan Agreement and the Revolving Credit Agreement) plus (b) the net amounts payable (or minus the net amounts receivable) in respect of Derivative Agreements accrued during such period (whether or not actually paid or received during such period) excluding reimbursement of legal fees and other similar transaction costs and further excluding payments required by reason of the early termination of Derivative Agreements in effect on the date hereof plus (c) all fees, including letter of credit fees and expenses (but excluding reimbursement of legal fees and any early termination fee paid by the Borrower pursuant to
Section 2.3 of the Existing Credit Agreement in connection with the Borrower's reduction of the Total Commitment (as defined in the Existing Credit Agreement) effective as of February 3, 2006) incurred hereunder during such period.

         COPYRIGHT  MORTGAGE.  The  Memorandum of Grant of Security  Interest in
Copyrights, dated as of the Closing Date, made by the Borrower and the Guarantors in favor of the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

         DEFAULT. See SECTION 12.1.

         DEFAULT RATE. An interest rate equal to (i) the LIBOR Rate PLUS (ii) the Applicable Margin PLUS (iii) 2% per annum, to the fullest extent permitted by applicable laws.

         DELINQUENT LENDER.  See SECTION 14.5.3.

         DERIVATIVE AGREEMENT. Any forward contract, futures contract, swap, option or other similar agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (including foreign exchange lines).

         DISTRIBUTION. The declaration or payment of any dividend on or in respect of any shares of any class of Capital Stock of the Parent or any Subsidiary of the Parent, other than dividends payable solely in shares of common stock of the Parent or such Subsidiary; the payment or prepayment of principal of, premium, if any, or interest on, or purchase, redemption, defeasance, retirement or other acquisition of with respect to any shares of any class of Capital Stock of the Parent or any Subsidiary of the Parent, directly or indirectly through a Subsidiary of such Person or otherwise (including the setting apart of assets for a sinking or other analogous fund to be used for such purpose); the return of capital by the Parent or any Subsidiary of the Parent to its shareholders as such; or any other distribution on or in respect of any shares of any class of Capital Stock of the Parent or any Subsidiary of the Parent.

         DOLLARS OR $. Dollars in lawful currency of the United States of America.

         DOMESTIC LENDING OFFICE. Initially, the office of each Lender designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Term Loans.

         DOMESTIC SUBSIDIARY. Any Subsidiary that is organized under the laws of the United States of America, any state or territory thereof or the District of Columbia.

         ELIGIBLE  ASSIGNEE.  Any of (a) a Lender, (b) an Affiliate of a Lender,
(c) an Approved Fund, and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent and (ii) unless a Default or an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed).

         ELIGIBLE EQUIPMENT. All of the Equipment owned by the Borrower and the Guarantors except for any Equipment to which any of the exclusionary criteria set forth below applies. The Administrative Agent shall have the right to establish, modify or eliminate Reserves against Eligible Equipment from time to time in its reasonable credit judgment. Eligible Equipment shall not include any Equipment of any of the Borrower or the Guarantors that:

                  (a) is not owned by such Person free and clear of all Liens and encumbrances, except the Liens in favor of Administrative Agent, on behalf of the Lenders, and other Permitted Liens;

                  (b) is not subject to a first priority perfected Lien in favor of Administrative Agent on behalf of the Lenders;

                  (c) as to which any of the applicable representations or warranties pertaining to Equipment set forth in the Loan Documents is untrue in any material respect;

                  (d) is not covered by casualty insurance reasonably acceptable to Administrative Agent;

                  (e) is otherwise unacceptable to Administrative Agent in its reasonable credit judgment; or

                  (f) which is not included in the Equipment Appraisal Report.

         ELIGIBLE REAL PROPERTY. All of the Real Property owned or leased by the Borrower except for any Real Property to which any of the exclusionary criteria set forth below applies. The Administrative Agent shall have the right to establish, modify or eliminate Reserves against Eligible Real Property from time to time in its reasonable credit judgment. Eligible Real Property shall not include any Real Property of any of the Borrower that:

                  (a) is not owned or leased by the Borrower free and clear of all Liens and encumbrances, except the Liens in favor of Administrative Agent, on behalf of the Lenders, and other Permitted Liens;

                  (b) is not subject to a first priority perfected Lien in favor of Administrative Agent on behalf of the Lenders;

                  (c) as to which any of the applicable representations or warranties pertaining to Real Property and environmental matters set forth in the Loan Documents is untrue in any material respect;

                  (d) as to which the Administrative Agent shall not be satisfied with the Borrower's material compliance with all zoning, environmental and other laws, ordinances, rules and regulations affecting or relating to such Real Property;

                  (e) as to which (i) any condemnation shall have occurred or shall have been threatened, (ii) any significant damage by fire or other casualty has been suffered which has not been repaired within 180 days since the date of such casualty, (iii) any law, regulation, ordinance, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or threatened by any third party or Governmental Authority, which would have, in the Administrative Agent's reasonable credit judgment, a material adverse effect on the value of such Real Property;

                  (f) is not covered by casualty insurance reasonably acceptable to Administrative Agent; or

                  (g)  which  is not  included  in the Real  Property  Appraisal
         Report.

         EMPLOYEE  BENEFIT PLAN. Any employee benefit plan within the meaning of
Section 3(3) of ERISA maintained or contributed to by the Parent, the Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

         ENVIRONMENTAL CLAIM. Any notice, notification, claim, administrative, regulatory or judicial action, suit, judgment, demand, decree or other communication by any Person or Governmental Authority requiring, alleging or asserting liability with respect to the Parent or any of its Subsidiaries or the Real Property pursuant to Environmental Laws, whether for damages, contribution, indemnification, cost recovery, compensation, injunctive relief, investigatory, assessment, monitoring, response, remedial or cleanup costs, damages to natural resources, real property damage, personal injuries, fines or penalties arising out of, based on or resulting from or related to (a) the presence or alleged presence, use, Release or threatened Release of any Hazardous Substances originating, at or from, migrating to or from or otherwise affecting, the Real Property or any part thereof, (b) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law by the Parent or any of its Subsidiaries, the Real Property or any part thereof, or (c) any alleged injury or threat of injury to health, safety or the environment by the Parent or any of its Subsidiaries or relating the Real Property or any part thereof.

         ENVIRONMENTAL CONDITIONS. means any environmental condition (a) constituting or which with the passage of time or lack of Remediation would or would likely constitute a violation of Environmental Laws, including but not limited to the presence of any Hazardous Substances requiring reporting and/or the performance of response actions under Massachusetts General Laws Chapter 21E, or (b) that requires reporting, investigation, assessment, monitoring, remediation or other response actions or would allow any Governmental Authority to record a lien or encumbrance in the land records with respect to the Real Property or an Environmental Claim. Submission to the Massachusetts Department of Environmental Protection of a Class A or B Response Action Outcome Statement by a Licensed Site Professional (as defined in Mass. Gen. L. ch. 21E, ss.2) pursuant to, and in compliance with, the Massachusetts Contingency Plan (310 CMR 40.0000) shall be deemed confirmation that any Environmental Condition(s) addressed in such Response Action Outcome Statement no longer exists.

         ENVIRONMENTAL LAW(S). As defined in SECTION 6.19.

         ENVIRONMENTAL ESCROW FUNDS. As defined in Section 4.1(a).

         ENVIRONMENTAL REPORT. The certain report dated November 3, 2006 prepared by Environmental Resource Management.

         EQUIPMENT. As defined in UCC Article 9.

         EQUIPMENT APPRAISAL REPORT. The appraisal report on fixed assets issued by Hilco Appraisal Services, LLC on July 12, 2006, as updated, modified or supplemented from time to time as provided in this Agreement.

         EQUIPMENT APPRAISAL SHORTFALL. At any time, the amount by which the aggregate outstanding principal amount of the Equipment Term Loan exceeds seventy percent (70%) of the Net Orderly Liquidation Value of the Equipment established from time to time by the Equipment Appraisal Report.

         EQUIPMENT APPRAISAL SHORTFALL NOTICE. See SECTION 3.1.4(A)(I).

         EQUIPMENT APPRAISAL SHORTFALL PREPAYMENT. See SECTION 3.1.4(A)(II).

         EQUIPMENT SALE. A sale or other disposition by the Borrower of any Equipment.

         EQUIPMENT TERM LOAN. The term loan advanced to the Borrower pursuant to
SECTION 2.2.

         EQUIPMENT TERM LOAN COMMITMENT AMOUNT. An amount equal to the lesser of
(i) 70% of the aggregate Net Orderly Liquidation Value of the Borrower's Eligible Equipment, minus any Reserves established by the Lenders in their reasonable discretion, and (ii) $12,100,000.

         EQUIPMENT TERM NOTES. See SECTION 2.3.

         ERISA. The Employee Retirement Income Security Act of 1974.

         ERISA AFFILIATE. Any Person which is treated as a single employer with the Parent or any Subsidiary of the Parent under Section 414 of the Code.

         ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

         ESCROW ACCOUNT. An interest bearing escrow account established in the name of the Administrative Agent with the Escrow Agent containing (i) the Environmental Escrow Funds, and (ii) the Plant Consolidation Escrow Amount.

         ESCROW AGENT. GB Merchant Partners, LLC, acting in its capacity as escrow agent with respect to the Escrow Account, or another depository institution mutually acceptable to the Administrative Agent and the Borrower.

         EUROCURRENCY RESERVE RATE. For any day, the maximum rate (expressed as a decimal) at which any bank subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve
System (or any successor or similar regulations relating to such reserve requirements) against "EUROCURRENCY LIABILITIES" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

         EVENT OF DEFAULT.  See SECTION 12.1.

         EXCESS REVOLVING CREDIT AVAILABILITY. As of any date of determination thereof, the difference between (a) the lesser of (i) the Total Commitment at such time and (ii) the Borrowing Base at such time, and (b) the Revolving Exposure at such time, as each such term is defined in the Revolving Credit Agreement as in effect on the date hereof.

         EXCLUDED TAXES. With respect to the Administrative Agent and any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) in the case of a Non-U.S. Lender, any withholding tax that is imposed on amounts payable to such Non-U.S. Lender at the time such Non-U.S. Lender becomes a party hereto, and (d) any taxes imposed on a Lender as a result of such Lender's failure to comply with SECTION 5.2.3.

         EXISTING CREDIT AGREEMENT. The Revolving Credit and Term Loan Agreement, dated as of May 18, 2005 (as amended as of July 27, 2005, October 25, 2005, December 30, 2005, March 22, 2006, and May 6, 2006), among the Parent, Quaker Fabric Corporation of Fall River, the Lenders, the Administrative Agent, and the Issuing Bank and Cash Management Bank named therein.

         FEES. The Closing Fee and each other fee payable to the Administrative Agent and/or the Lenders pursuant to this Agreement and the other Loan Documents.

         FINANCIAL  CONSULTANT.   Alvarez  and  Marsal,  or  another  nationally
recognized financial consultant reasonably satisfactory to the Administrative Agent.

         FISCAL QUARTER(S). The thirteen (13) or fourteen (14) week periods, the first of which shall commence on the first day of each Fiscal Year, and each of which shall be referred to as "FQ1", "FQ2", "FQ3" and "FQ4", respectively.

         FISCAL YEAR. The fifty-two (52) or fifty-three (53) week period ending on the Saturday closest to January 1 of each calendar year.

         FIXED ASSET COLLATERAL. All Collateral consisting of Real Property, Fixtures, Equipment of the Borrower, the Parent, each Subsidiary of the Parent, and any other Guarantor from time to time party to the Guaranties, which is subject to a mortgage, lien or security interest pursuant to the Term Loan Documents, together with all identifiable proceeds of the foregoing.

         FIXED CHARGE COVERAGE RATIO. As at any date of determination, the ratio of (a) (i) Consolidated EBITDA for the four Fiscal Quarter period ending on such date of determination MINUS (ii) the aggregate amount of all Non-Financed Capital Expenditures made during such period MINUS (iii) the aggregate amount paid, or required to be paid (without duplication), in cash in respect of the current portion of all income taxes for such period MINUS (iv) the aggregate amount of dividends and distributions permitted to be paid by the Parent under
SECTION 8.4 (if any) and actually paid in cash during such period PLUS (v) tax refunds received in cash during such period to (b) the sum for the Parent and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of (i) the aggregate amount of Consolidated Interest Expense for such period and (ii) the aggregate amount of regularly scheduled payments of principal in respect of Indebtedness for borrowed money (including the principal component of any payments in respect of Capitalized Leases) paid or required to be paid during such period (excluding payments made pursuant to SECTIONS 3.1.3, 3.1.4, 3.1.5 and 3.1.6).

         FIXTURE(S). As defined in UCC Article 9.

         FOREIGN SUBSIDIARY.  Any Subsidiary that is not a Domestic Subsidiary.

         FUND. Any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         GAAP. (i) When used in SECTION 9, whether directly or indirectly through reference to a capitalized term used therein, means (A) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the Fiscal Year ended on December 31, 2005, and (B) to the extent consistent with such principles, the accounting practice of the Parent and its Subsidiaries reflected in the Parent's financial statements for the period ended on the Balance Sheet Date, and (ii) when used in general, other than as provided above, means principles that are (A) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (B) consistently applied with past financial statements of the Parent and its Subsidiaries adopting the same principles, provided that in each case referred to in this definition of "GAAP" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than qualifications regarding changes in GAAP and as to normal year-end adjustments) as to financial statements in which such principles have been properly applied.

         GOVERNING DOCUMENTS. With respect to any Person, its certificate or articles of incorporation, certificate of formation, or, as the case may be, certificate of limited partnership, its by-laws, operating agreement or, as the case may be, partnership agreement or other constitutive documents and all shareholder agreements, voting trusts and similar arrangements applicable to any of its Capital Stock.

         GOVERNMENTAL AUTHORITY. Any foreign, federal, state, provincial, regional, local municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

         GUARANTIES. The Guaranties made by the Guarantors in favor of the Lenders and the Administrative Agent pursuant to which such Guarantors guarantee to the Lenders and the Administrative Agent the payment and performance in full of the Obligations.

         GUARANTORS. Collectively, (i) the Parent, Quaker Mexico and Quaker Textile, and (ii) any other direct or indirect Domestic Subsidiary of the Parent which is not a Borrower.

         GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Parent, the Borrower or any ERISA Affiliate, the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         HAZARDOUS SUBSTANCES. As defined in SECTION 6.19.

         INDEBTEDNESS. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

                  (a) every obligation of such Person for money borrowed,

                  (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

                  (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances, or similar facilities issued for the account of such Person,

                  (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business),

                  (e) every  obligation  of such  Person  under any  Capitalized
         Lease,

                  (f) every obligation of such Person under any Synthetic Lease,

                  (g) all sales by such Person of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "RECEIVABLES"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection (or as a sale of claims in bankruptcy) and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

                  (h) every obligation of such Person (an "EQUITY RELATED PURCHASE OBLIGATION") to purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock issued by such Person or any rights measured by the value of such Capital Stock,

                  (i) every obligation of such Person under any Derivative Agreement,

                  (j) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law, and

                  (k) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses (a) through (j) (the "PRIMARY obligation") of another Person (the "PRIMARY OBLIGOR"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

                  The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (1) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (2) any Capitalized Lease shall be the present value of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (3) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Parent or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (4) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amounts, (5) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, (6) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price and (7) any guaranty or other contingent liability referred to in clause (k) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         INTERCREDITOR AGREEMENT. That certain Intercreditor Agreement dated as of the date hereof by and among the Revolving Credit Agent, the Administrative Agent, the Borrower and the Guarantors.

         INVESTMENTS. All loans, advances (other than commission, travel and similar advances to officers, directors and employees made in the ordinary course of business), extensions of credit (other than accounts receivable arising in the ordinary course of business provided that in no event shall such extension of credit exceed 180 days in accordance with its terms), deposit account or contribution of capital to any Person or any investment in, or purchase or other acquisition of, the Capital Stock of, or in respect of any guaranty of the obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(iii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iv) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (ii) may be deducted when paid; and (v) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         LATE SALE AMORTIZATION PAYMENT. See SECTION 3.1.3(A)(II).

         LENDER  OR  LENDERS.   1903  Debt  Fund,  LP,  and  the  other  lending
institutions listed on SCHEDULE 1 hereto and any other person who becomes an assignee of any rights and obligations of a Lender pursuant to SECTION 18.

         LIBOR BUSINESS DAY. Any day on which commercial banks are open for international business (including dealings in U.S. dollar deposits) in London.

         LIBOR RATE. The rate of interest equal to (i) the rate determined by the Administrative Agent at which Dollar deposits for an interest period of one month are offered as of 11:00 am London time on the LIBOR Business Day preceding the date of determination based on information presented on Page 3750 of the Dow Jones Market Service (formerly known as the Telerate Service) or such other commercially available source providing such information and designated by the Administrative Agent, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate. If the rate described above does not appear on the Dow Jones Market Service or such other commercially available source providing such information and designated by the Administrative Agent on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for one month deposits in Dollars which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the LIBOR Business Day preceding the date of determination. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such one month period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the LIBOR Business Day preceding the date of determination.

         LICENSES. See SECTION 6.27.

         LIENS. Any encumbrance, mortgage, deed of trust, assignment, attachment, deposit arrangement, lien (statutory, judgment or otherwise), pledge, hypothecation, charge, restriction or other security interest, security agreement, or any interest of any kind securing any obligation of any entity or person, whether such interest is based on common law, civil law, statute or contract.

         LOAN DOCUMENTS. This Term Loan Agreement, the Notes, the Guaranties, the Security Documents, the Intercreditor Agreement and any other agreement between the Borrower and/or the Guarantors and the Administrative Agent and/or any Lender relating to the transaction contemplated hereby.

         MATURITY DATE.  May 18, 2010.

         MINIMUM AMORTIZATION PAYMENTS.  See SECTION 3.1.1(A).

         MINIMUM PROCEEDS. As to any parcel of Real Property, 92.5% of projected sale proceeds for such Real Property, as set forth in the Business Plan.

         MORTGAGED PROPERTY.  Any Real Property which is subject to a Mortgage.

         MORTGAGE(S). (a) The mortgage(s) and, if applicable, deed(s) of trust, dated on or prior to the Closing Date, from the Borrower to the Administrative Agent with respect to the fee and, if applicable, leasehold interests of the Borrower in the properties listed on SCHEDULE 1.1(A) hereto, and (b) any other deeds of mortgage, deeds of trust, or deeds of leasehold mortgage executed and delivered to the Administrative Agent after the Closing Date pursuant to SECTION
7.16 hereof, in each case, in form and substance satisfactory to the Administrative Agent.

         MULTIEMPLOYER  PLAN.  Any  multiemployer  plan  within  the  meaning of
Section 3(37) of ERISA maintained or contributed to by the Parent, the Borrower or any ERISA Affiliate.

         NET ORDERLY LIQUIDATION VALUE. With respect to any fixed assets other than Real Property, the net appraised orderly liquidation value of such fixed assets, as determined from time to time by the Administrative Agent by reference to the most recent Equipment Appraisal Report.

         NET PROCEEDS. With respect to any Real Property Sale, and Equipment Sale or the sale of any other Collateral by the Borrower or any Guarantor, an amount equal to: (a) cash payments received by the applicable party arising from such sale; MINUS (b) any bona fide direct costs incurred in connection with such sale, including (i) income or gains Taxes payable by the applicable seller and its stockholders or members, partners or owners of such stockholders and as a result of any gain recognized in connection with such sale during the tax period in which such sale occurs, (ii) payment of the outstanding Indebtedness (other than the Term Loans and the obligations under the Revolving Credit Agreement) that is secured by a Lien on the assets in question and that is required to be repaid under the terms thereof as a result of such sale (including principal, premium, or penalty, if any, interest, costs, expenses and other amounts), (iii) reasonable and customary broker's fees, commissions and professionals fees paid to Persons that are not Affiliates of the Parent or any of its Subsidiaries and incurred in consummating any such sale, and (iv) any cash reserve for any indemnification payments (fixed or contingent) attributable to seller's indemnities, representations and warranties to the purchaser in respect of such sale undertaken by the applicable seller in connection with such sale; PROVIDED that upon release of any such cash reserve, the amount of cash released shall be considered Net Proceeds.

         NON-FINANCED CAPITAL EXPENDITURES Capital Expenditures paid in cash and not financed with Indebtedness for borrowed money; PROVIDED that Capital Expenditures financed with the proceeds of Revolving Loans under the Revolving Credit Agreement shall be deemed to constitute "Non-Financed Capital Expenditures" for purposes of this Agreement.

         NON-U.S. LENDER. See SECTION 5.2.3.

         NOTES. Collectively, the Equipment Term Notes and the Real Property Term Notes.

         OBLIGATIONS. All indebtedness, obligations and liabilities of the Parent, the Borrower and their Subsidiaries to any of the Lenders, the Administrative Agent, or any of their Affiliates, individually or collectively, existing on the date of this Term Loan Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Term Loan Agreement or any of the other Loan Documents or any Derivative Agreement or in respect of any of the Term Loans made, or any obligations under Derivative Agreements or other instruments at any time evidencing any thereof.

         OUTSTANDING or OUTSTANDING. With respect to the Term Loans, the aggregate unpaid principal thereof as of any date of determination.

         PARENT. As defined in the preamble hereto.

         PATENT AGREEMENT. The Patent Collateral Assignment and Security Agreement, dated as of the Closing Date, made by the Borrower and the Guarantors in favor of the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

         PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

         PERFECTION CERTIFICATES. The Perfection Certificates referenced to and defined in the Security Agreement.

         PERMITTED LIENS.  Liens permitted by SECTION 8.3.1 hereof.

         PERSON.  Any  individual,   corporation,   limited  liability  company,
partnership, limited partnership, trust, unincorporated association, business, or other legal entity, or any Governmental Authority.

         PLANT C SALE PROCEEDS. As defined in SECTION 4.2(A).

         PLANT C LOCATION. The real property and improvements located at 1082 Davol Street, Fall River, Massachusetts.

         PLANT CONSOLIDATION ESCROW AMOUNT. The information technology, design, build-out and rental costs associated with the relocation and consolidation of the Plant C facilities, as are reasonably satisfactory to the Administrative Agent.

         PLEDGE AGREEMENT. The Pledge Agreement,  executed by the Parent and the
Borrower  in  favor  of  the   Administrative   Agent,  in  form  and  substance
satisfactory to the Administrative Agent.

         PROJECTIONS. Those certain treasury cash flow forecasts of receipts and disbursements delivered by the Borrower to the Administrative Agent on or before the Closing Date, as such forecasts may be updated from time to time pursuant to
SECTION 7.4(M).

         QUAKER MEXICO. Quaker Fabric Mexico, SA de CV, a corporation organized under the laws of Mexico.

         QUAKER   TEXTILE.   Quaker   Textile   Corporation,   a   Massachusetts
corporation.

         REAL PROPERTY. All real property at any time owned or leased (as lessee or sublessee) by the Parent or any Subsidiary of the Parent, including, without limitation, such real property set forth on SCHEDULE 1.1(A) hereto.

         REAL PROPERTY APPRAISAL REPORT.  See SECTION 3.1.3(B).

         REAL PROPERTY APPRAISAL SHORTFALL. At any time, the amount by which the aggregate outstanding amount of the Real Property Term Loan exceeds the sum of
(i) the aggregate Adjusted Real Property Value of all parcels of Real Property, plus (ii) the then outstanding Sale Proceeds Credit Balance, if any.

         REAL PROPERTY APPRAISAL SHORTFALL NOTICE. See SECTION 3.1.3(B)(I).

         REAL PROPERTY APPRAISAL SHORTFALL PREPAYMENT. See SECTION 3.1.3(B)(II).

         REAL PROPERTY APPRAISAL VALUE. With respect to each parcel of Real Property, the market value of such Real Property, as set forth in the Real Property Appraisal Report, and including any value of such Real Property as may be determined by the Administrative Agent pursuant to appraisals delivered to and approved by the Administrative Agent in its reasonable discretion after the Closing Date.

         REAL PROPERTY SALE. A sale or other disposition by the Borrower of a parcel of Real Property, or in the case of leased Real Property, an assignment of the leasehold estate.

         REAL PROPERTY TERM LOAN. The term loan advanced to the Borrower pursuant to SECTION 2.1.

         REAL PROPERTY TERM LOAN COMMITMENT AMOUNT. An amount equal to the lesser of (i) 50% of the aggregate Real Property Appraisal Value for each Eligible Real Property, minus any Reserves established by the Lenders in their reasonable discretion, and (ii) $12,500,000.

         REAL PROPERTY TERM NOTES. See SECTION 3.1.3(B).

         RECORD. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Term Loan referred to in such Note.

         REGISTER. See SECTION 18.3.

         RELATED PARTIES. With respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         RELEASE. Any past or present release, spill, emission, leaking, pumping, injecting, pouring, emptying, escaping, dumping, deposit, disposal, discharge, dispersal, leaching, migration into the indoor or outdoor environment of Hazardous Substances, including, without limitation, the movement of Hazardous Substances through ambient air, soil, surface water, sediments, ground water, wetlands, land or subsurface strata.

         REMEDIATION. The investigation, assessment, monitoring, removal, abatement, treatment, risk assessment, institutional controls, deed restrictions and/or activity and use limitations, containment, payment of compliance or oversight fees, and all other activities required under Environmental Laws to respond to an Environmental Condition.

         REMEDIATION COSTS. With respect to each Remediation Location, the costs of conducting a Remediation of all Environmental Conditions at such Remediation Location.

         REMEDIATION   LOCATION(S).   Collectively,   the  Borrower's  locations
referred to in the Environmental Report.

         REMEDIATION REPORT. For each Remediation Location, an assessment and remediation plan (and all associated costs) prepared by a Licensed Site Professional (as defined in Mass. Gen. L. ch. 21E) of Environmental Conditions known at that time for each Remediation Location.

         REQUIRED LENDERS. As of any date, any one or more Lenders holding at least fifty-one percent (51%) of the outstanding principal balance of the Term Loans.

         RESERVES. As determined by the Administrative Agent in the exercise of its reasonable credit judgment and upon written notice delivered to the Borrower, such amounts as the Administrative Agent may establish (a) to reflect
(i) any Default or Event of Default, or (ii) events, conditions, contingencies or risks which do or may have a material adverse effect on the business, assets, operations or financial condition of the Borrower and the Guarantors (taken as a whole), or the ability of the Parent and its Subsidiaries to fulfill their obligations under this Term Loan Agreement or the other Loan Documents, or (b) to reflect the belief of the Administrative Agent that any collateral report or financial information furnished by or on behalf of the Borrower to the Administrative Agent or any of the Lenders is or may have been incomplete, inaccurate or misleading in any material respect, or (c) to reflect events, conditions, contingencies or risks which would reasonably be expected to have a material adverse effect on the value of the Collateral, taken as a whole, or the value of the security interests and other rights of the Administrative Agent and the Lenders in the Collateral (including the enforceability, perfection or priority thereof), or (d) to reflect any costs and expenses (or anticipated costs and expenses) determined by the Administrative Agent in order to realize on the Collateral.

         RESTRICTED PAYMENT. In relation to the Parent and any Subsidiary of the Parent, any (a) Distribution or (b) any payment made to any Affiliates of the Parent or a Subsidiary of the Parent in respect of management, consulting or other similar services provided to the Parent or a Subsidiary of the Parent.

         REVOLVING CREDIT AGENT. Bank of America, N.A., and its successors in such capacity under the Revolving Credit Agreement.

         REVOLVING CREDIT AGREEMENT. The Amended and Restated Revolving Credit Agreement, dated as of November 9, 2006, among the Borrower, the Parent, the Revolving Credit Agent and the Lenders named therein, as amended from time to time.

         REVOLVING CREDIT DOCUMENTS. The Revolving Credit Agreement and each other document, instrument and agreement from time to time executed pursuant to the foregoing, including, without limitation, the Revolving Credit Security Documents.

         REVOLVING CREDIT SECURITY DOCUMENTS. The "Guaranties", the "Security Agreement", the "Copyright Mortgage", the "Patent Agreement", the "Pledge Agreement", the "Mortgages", the "Trademark Agreement" (each as defined in the Revolving Credit Agreement), and all other instruments and documents, including without limitation Uniform Commercial Code financing statements and other equivalent registration documents, control agreements and the like, required to be executed or delivered pursuant to, or in connection with, the Revolving Credit Agreement or any other "Loan Document" (as defined in the Revolving Credit Agreement).

         REVOLVING LOAN(S). As defined in the Revolving Credit Agreement.

         SALE PROCEEDS CREDIT. With respect to any Real Property Sale, the amount by which (a) the sum of (i) the Net Proceeds realized upon such Real Property Sale, plus (ii) the aggregate amount of Late Sale Amortization Payments paid by the Borrower as a result of the failure to sell such Real Property on or before the date therefor set forth in the Business Plan, if any, plus (iii) the aggregate amount of any Sale Proceeds Credit previously applied to reduce such Late Sale Amortization Payments, is greater than (b) the Minimum Proceeds established for such parcel of Real Property.

         SALE PROCEEDS CREDIT BALANCE. At any time, the aggregate amount of all unapplied Sale Proceeds Credits.

         SALE PROCEEDS SHORTFALL. With respect to any Real Property Sale, the positive difference, if any, between (a) the Adjusted Real Property Value of the applicable parcel of Real Property, and (b) the Adjusted Net Proceeds received by Borrower in respect of such Real Property Sale.

         SARBANES-OXLEY ACT.  The Sarbanes-Oxley Act of 2002.

         SECURITY AGREEMENT. The Security Agreement, dated as of the Closing Date, among the Borrower, the Guarantors and the Administrative Agent.

         SECURITY DOCUMENTS. The Guaranties, the Security Agreement, the Copyright Mortgage, the Patent Agreement, the Mortgages, the Trademark Agreement, Pledge Agreement and all other instruments and documents, including without limitation Uniform Commercial Code financing statements and other equivalent registration documents, control agreements and the like, required to be executed or delivered pursuant to, or in connection with, this Term Loan Agreement or any other Loan Document.

         SENIOR MANAGEMENT. The chairman, president, chief executive officer, chief financial officer, any executive vice president, any senior vice president, the vice-president - legal and environmental, the treasurer, the controller, or the general counsel of the Parent or a Subsidiary of the Parent.

         SUBSIDIARY. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

         SYNTHETIC LEASE. Any lease of goods or other property, whether real or personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

         TAXES. All present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

         TERM LOAN(S). The Equipment Term Loan and the Real Property Term Loan.

         TERM LOAN AGREEMENT. This Term Loan Agreement, including the Schedules and Exhibits hereto.

         TITLE INSURANCE COMPANY. Stewart Title Guaranty Company, or another nationally recognized title insurance company reasonably acceptable to the Administrative Agent.

         TITLE POLICY. In relation to each Mortgaged Property, an ALTA standard form title insurance policy issued by the Title Insurance Company in such amount as may be determined by the Administrative Agent insuring the priority of the Mortgage of such Mortgaged Property and that the Parent or one of its
Subsidiaries holds marketable fee simple or leasehold title to such Mortgaged Property, subject only to Permitted Liens and which shall not contain exceptions for mechanics liens, persons in occupancy or matters which would be shown by a survey (except as may be permitted by such Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Administrative Agent in its reasonable credit judgment, and shall contain such endorsements and affirmative insurance as the Administrative Agent in its discretion may require, including but not limited to (a) comprehensive endorsement, (b) variable rate of interest endorsement, (c) usury endorsement,
(d) revolving credit endorsement, (e) tie-in endorsement, (f) doing business endorsement and (g) ALTA form 3.1 zoning endorsement.

         TOTAL COMMITMENT. The sum of the Commitments of the Lenders, as in effect from time to time.

         TRADEMARK AGREEMENT. The Trademark Collateral Security and Pledge Agreement, dated as of the Closing Date, made by the Borrower and the Guarantors in favor of the Administrative Agent and the Assignments of Trademarks executed in connection therewith, in form and substance satisfactory to the Administrative Agent.

         UCC. The Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the Commonwealth of Massachusetts; PROVIDED, that to the extent that the UCC is used to define any term herein or in any other Loan Document and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; PROVIDED FURTHER, that if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to the Administrative Agent's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the Commonwealth of Massachusetts, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

         VOTING STOCK. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

         1.2. RULES OF INTERPRETATION.

                  (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Term Loan Agreement.

                  (b) The singular includes the plural and the plural includes the singular.

                  (c) Unless otherwise expressly indicated, a reference to any law or regulation includes any amendment or modification to such law or regulation.

                  (d)  A  reference  to  any  Person   includes  its   permitted
         successors and permitted assigns.

                  (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

                  (f) The words "include", "includes" and "including" are not limiting.

                  (g) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

                  (h) Reference to a particular "Section" refers to that section of this Term Loan Agreement unless otherwise indicated.

                  (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Term Loan Agreement as a whole and not to any particular section or subdivision of this Term Loan Agreement.

                  (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

                  (k) This Term Loan Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

                  (l) This Term Loan Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent, the Borrower and the Guarantors and are the product of discussions and negotiations among all parties. Accordingly, this Term Loan Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent's or any Lender's involvement in the preparation of such documents.

                  (m) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended,
         (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Term Loan Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

                                 2. TERM LOANS.

         2.1. REAL PROPERTY TERM LOAN. Subject to the terms and conditions set forth in this Term Loan Agreement, each Lender agrees to lend to the Borrower on the Closing Date its Real Property Term Loan in an amount equal to such Lender's Commitment Percentage of the Real Property Term Loan Commitment Amount. Any portion of the Real Property Term Loan Commitment Amount not advanced on the Closing Date may not be borrowed thereafter, except as otherwise provided in
Section 4.1(c).

         2.2. EQUIPMENT TERM LOAN. Subject to the terms and conditions set forth in this Term Loan Agreement, each Lender agrees to lend to the Borrower on the Closing Date an Equipment Term Loan in an amount equal to such Lender's Commitment Percentage of the Equipment Term Loan Commitment Amount. Any portion of the Equipment Term Loan Commitment Amount not advanced on the Closing Date may not be borrowed thereafter.

         2.3. NOTES. The Real Property Term Loan and the Equipment Term Loan shall be evidenced by separate promissory notes of the Borrower in substantially the form of EXHIBIT C hereto (each a "REAL PROPERTY TERM NOTE" or "EQUIPMENT TERM NOTE", as applicable, and collectively referred to herein as the "NOTES"), each dated the Closing Date (or such other date on which a Lender may become a party hereto in accordance with SECTION 18 hereof) and completed with appropriate insertions. Each Lender shall receive a Real Property Term Note and an Equipment Term Note payable to the order of such Lender in a principal amount equal to such Lender's Commitment Percentage of the aggregate amount of the Real Property Term Loan and the Equipment Term Loan, respectively, and representing the obligation of the Borrower to pay to such Lender such principal amount or, if less, the outstanding amount of such Lender's Commitment Percentage of each of the Real Property Term Loan and Equipment Term Loan, respectively, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Lender to make or cause to be made a notation on such Lender's Term Note Record reflecting the original principal amount of such Lender's Commitment Percentage of each of the Real Property Term Loan and Equipment Term Loan, respectively, and, at or about the time of such Lender's receipt of any principal payment on such Lender's Real Property Term Note and/or Equipment Term Note, an appropriate notation on such Lender's Term Note Record reflecting such payment(s). The aggregate unpaid amount set forth on such Lender's Term Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender with respect to the Real Property Term Loan and Equipment Term Loan, as applicable, but the failure to record, or any error in so recording, any such amount on such Lender's Term Note Record shall not affect the obligations of the Borrower hereunder or under any Term Note or to make payments of principal of and interest on any Term Note when due.

         2.4. INTEREST ON LOANS. Except as otherwise provided in SECTION 5.11, the Real Property Term Loan and the Equipment Term Loan shall bear interest at the rate per annum equal to the LIBOR Rate as in effect from time to time PLUS the Applicable Margin. The Borrower promises to pay interest on the Real Property Term Loan and the Equipment Term Loan or any portion thereof in arrears on the last day of each calendar month, commencing November 30, 2006, and on the Maturity Date.

                             3. REPAYMENT OF LOANS.

         3.1. REAL PROPERTY TERM LOAN.

                  3.1.1. MINIMUM AMORTIZATION PAYMENTS.

                           (a)  Subject  to the  following  provisions  of  this
                  SECTION 3.1, upon the sales of the last parcel of Real Property contemplated to be sold in Fiscal Years 2006 and 2007, as set forth in the Business Plan, and the sale of one additional parcel of Real Property in Fiscal Year 2008, the Borrower shall commence to repay the principal of the Real Property Term Loan in equal monthly installments of $100,000 (each, a "MINIMUM AMORTIZATION PAYMENT") payable on the last day of each calendar month (each a "MINIMUM AMORTIZATION PAYMENT DATE").

                           (b) Notwithstanding the foregoing:

                                    (i) no Minimum Amortization Payment shall be
                           required for the month ending July 31, in any Fiscal Year; and

                                    (ii) no Minimum  Amortization  Payment shall
                           be required on any Minimum Amortization Payment Date to the extent that as of such Minimum Amortization Payment Date, the Lenders have received since the first day of the then current Fiscal Year, Late Sale Amortization Payments, mandatory prepayments and voluntary prepayments on account of the Real Property Term Loan, in an amount no less than the aggregate scheduled Minimum Amortization Payments on account of the Real Property Term Loan during such period.

                  3.1.2. LATE SALE AMORTIZATION PAYMENTS.

                           (a) In the event one or more parcels of Real Property
                  are not sold or otherwise disposed of by the Borrower on or before the applicable scheduled dates set forth in the Business Plan, the Borrower shall repay the principal balance of the Real Property Term Loan, beginning with the month in which the first such Real Property Sale should have occurred, in an amount equal to $150,000 per month (each a "LATE SALE AMORTIZATION PAYMENT"), payable on the last day of each month. The Borrower shall continue to make Late Sale Amortization Payments until the first to occur of (i) the date that the Borrower consummates the Real Property Sale(s) of the parcel(s) of Real Property that triggered the requirement to make Late Sale Amortization Payments, and (ii) the date on which the aggregate amount of (x) Late Sale Amortization Payments made by the Borrower, plus (y) any Sale Proceeds Credit Balance previously applied to reduce or eliminate any Late Sale Amortization Payment(s), if any, have equaled or exceeded the aggregate Minimum Proceeds for all such parcels of Real Property that triggered the requirement to make Late Sale Amortization Payments.

                           (b) Notwithstanding the foregoing:

                                    (i) no Late Sale Amortization  Payment shall
                           be required for the month ending July 31, in any Fiscal Year; and

                                    (ii) any Late Sale Amortization  Payment may
                           be eliminated or reduced to the extent of the amount of the then current Sale Proceeds Credit Balance, if any.

                           (c) Real  Properties  scheduled  for sale  under  the
                  Business Plan shall be subject to substitution by the Borrower with other Real Properties scheduled for sale.

                           (d) The Late Sale  Amortization  Payments required to
                  be made pursuant to this SECTION 3.1.2 shall be in addition to any Minimum Amortization Payments and mandatory prepayments on the Real Property Term Loan required hereunder, except as expressly set forth in SECTION 3.1.1(B) above.

                  3.1.3. MANDATORY PREPAYMENTS OF THE REAL PROPERTY TERM LOAN.

                           (a) REAL  PROPERTY  SALE  PREPAYMENTS.  The  Borrower
                  shall make mandatory prepayments of the principal amount of the Real Property Term Loan upon consummation of any Real Property Sale, in an amount equal to the 100% of the Net Proceeds realized upon such Real Property Sale, subject to the following:

                                    (i) SALE PROCEEDS CREDIT.  In the event that
                           the Borrower realizes a Sale Proceeds Credit with respect to any Real Property Sale, the Sale Proceeds Credit may be applied to, and shall reduce, any required Late Sale Amortization Payment(s), and any prepayments required under (x) SECTION 3.1.3(A)(II) with respect to any Sale Proceeds Shortfall(s), and
                           (y) SECTION 3.1.3(B)(II) with respect to any Appraisal Shortfall(s), until the Sales Proceeds Credit Balance is reduced to zero.

                                    (ii) SALE PROCEEDS  SHORTFALL.  In the event
                           that a Sale Proceeds Shortfall occurs with respect to any Real Property Sale, the Borrower shall make an additional payment of principal on the Real Property Term Loan in an amount equal to the Sale Proceeds Shortfall (less any applicable Sale Proceeds Credit) for such parcel of Real Property.

                           (b) REAL PROPERTY APPRAISAL PREPAYMENTS.

                                    (i) REAL PROPERTY  APPRAISALS.  The Borrower
                           shall engage Hilco Appraisal Services, LLC or another nationally recognized appraisal company reasonably acceptable to the Administrative Agent to conduct an annual appraisal of the Real Property to take place in the month of November of each Fiscal Period and deliver a report on the value of each parcel of Real Property (the "REAL PROPERTY APPRAISAL REPORT"). Based on evaluation of the Real Property Appraisal Report, the Administrative Agent shall determine whether a Real Property Appraisal Shortfall exists, and shall so notify the Borrower in writing (a "REAL PROPERTY APPRAISAL SHORTFALL NOTICE"). If the Real Property Appraisal Shortfall identified by reference to the applicable Real Property Appraisal Report represents a decrease in value of the Real Property of more than thirty percent (30%) over the most recent Real Property Appraisal Report delivered to the Administrative Agent, the Borrower may, within twenty (20) Business Days after delivery of the Real Property Appraisal Shortfall Notice, establish either that a Real Property Appraisal Shortfall does not exist or that the aggregate amount of the Real Property Appraisal Shortfall is less than that set forth in the Real Property Appraisal Shortfall Notice, and shall notify the Administrative Agent in writing of the same (a "REAL PROPERTY APPRAISAL SHORTFALL RESPONSE"). Administrative Agent shall consider any such Real Property Appraisal Shortfall Response by the Borrower in good faith, and shall notify the Borrower of its determination to make any adjustments to the Real Property Appraisal Shortfall amount based upon the Real Property Appraisal Shortfall Response. The Borrower's failure to deliver a Real Property Appraisal Shortfall Response within the time frame set forth above shall be deemed acceptance by the Borrower of the Real Property Appraisal Shortfall set forth in the Real Property Appraisal Shortfall Notice.

                                    (ii)  REAL  PROPERTY   APPRAISAL   SHORTFALL
                           PREPAYMENT. If a Real Property Appraisal Shortfall exists, the Borrower shall be required to prepay the principal of the Real Property Term Loan in an amount equal to the applicable Real Property Appraisal Shortfall (less any applicable Sale Proceeds Credit, if any) (a "REAL PROPERTY APPRAISAL SHORTFALL PREPAYMENT"). A Real Property Appraisal Shortfall Prepayment shall be paid by Borrower as follows:

                                             (x) on the date  twenty  five  (25)
                                    Business Days after delivery to the Borrower
                                    of the  Real  Property  Appraisal  Shortfall
                                    Notice,    the   Borrower   shall   pay   to
                                    Administrative Agent, for the account of the Lenders, the lesser of (A) $500,000, and (B) the amount of the applicable Real Property Appraisal Shortfall; and

                                             (y)   thereafter,   on   the   last
                                    Business Day of each of the next  succeeding
                                    three (3) calendar months  following the end
                                    of the month  during  which  the  prepayment
                                    described  in  SECTION   3.1.3(B)(II)(X)  is
                                    payable, the Borrower shall pay to the Administrative Agent, for the account of the Lenders, the greater of (A) $150,000, and
                                    (B) one third of the remaining unpaid amount of the Real Property Appraisal Shortfall Prepayment, but in no event more than the amount of the applicable remaining Real Property Appraisal Shortfall.

                  3.1.4. MANDATORY PREPAYMENTS OF THE EQUIPMENT TERM LOAN.

                           (a) FIXED ASSET APPRAISAL PREPAYMENTS.

                                    (i) EQUIPMENT APPRAISALS. The Borrower shall
                           engage Hilco Appraisal Services, LLC or another nationally recognized appraisal company reasonably acceptable to the Administrative Agent to update or render a semi-annual Equipment Appraisal Report to take place in the months of April and October of each Fiscal Period. Based on evaluation of the Equipment Appraisal Report, the Administrative Agent shall determine whether an Equipment Appraisal Shortfall exists, and shall so notify the Borrower in writing (an "EQUIPMENT APPRAISAL SHORTFALL NOTICE").

                                    (ii)    EQUIPMENT     APPRAISAL    SHORTFALL
                           PREPAYMENT. Upon receipt of the Equipment Appraisal Shortfall Notice, the Borrower shall be required to prepay the principal of the Equipment Term Loan in an amount equal to the applicable Equipment Appraisal Shortfall (an "EQUIPMENT APPRAISAL SHORTFALL PREPAYMENT") within five (5) Business Days after delivery to the Borrower of the Equipment Appraisal Shortfall Notice.

                           (b) EQUIPMENT  SALE  PREPAYMENTS.  The Borrower shall
                  make mandatory prepayments of the principal amount of the Equipment Term Loan upon consummation of any Equipment Sale, in an amount equal to the 100% of the Net Proceeds realized upon such Equipment Sale.

                  3.1.5. ADDITIONAL TERM LOAN PREPAYMENTS. Concurrently with the receipt by the Parent or any Subsidiary of the Parent of:

                           (a) net cash proceeds from the issuance by the Parent
                  or any Subsidiary of any debt (other than debt permitted under
                  SECTION 8.2) or equity securities (other than equity securities issued in connection with any compensatory employee benefit or option plan); or

                           (b) net cash  proceeds  received by the Parent or any
                  Subsidiary from Casualty Events which have not been utilized by the Parent or such Subsidiary to repair or replace the property so damaged, destroyed or taken within one hundred and eighty (180) days of receipt of such proceeds;

         the Borrower shall pay to the Administrative Agent for the respective accounts of the Lenders an amount equal to one hundred percent (100%) of such proceeds, to be applied in the manner set forth in SECTION 3.1.7; provided, that (i) to the extent that any amounts received as a result of any Casualty Event related to Collateral other than Fixed Asset Collateral are applied to prepay the Revolving Loans and permanently reduce the Commitments under the Revolving Credit Agreement, such amounts shall not be required to be applied to prepay the Term Loans pursuant to SECTION 3.1.5(B), (ii) the Borrower shall only be required to apply 50% pursuant to SECTION 3.1.5 of the net cash proceeds from the issuance by the Parent or any Subsidiary of any debt or equity securities so long as 50% of such proceeds are applied to prepay the Revolving Loans. Notwithstanding the foregoing, the provisions of this SECTION 3.1.5(B) shall not impair any restrictions set forth in the Loan Documents with respect to the incurrence of Indebtedness by the Parent or any of its Subsidiaries.

                  3.1.6. OPTIONAL PREPAYMENTS OF TERM LOANS. The Borrower shall have the right at any time to prepay the Real Property Term Loan and the Equipment Term Loan on or before the Maturity Date, as a whole, or in part, in minimum amounts of $500,000, upon not less than five (5)
         Business Days prior written notice to the Administrative Agent; PROVIDED, that (a) each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective outstanding amount of each such Lender's Real Property Term Note or Equipment Term Note, as the case may be, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion, (b) any prepayment of principal of the Term Loans shall include all interest accrued to the date of prepayment and shall be applied pro rata among the Lenders, and (c) the Borrower shall pay a prepayment fee to the Administrative Agent, for the account of the Lenders, in connection with any such voluntary prepayment, as follows:

                           (i) if such  prepayment  is made on or  prior  to the
                  first anniversary of the Closing Date, an amount equal to 2.50% of the amount prepaid;

                           (ii) if such prepayment is made after the first anniversary of the Closing Date but on or prior to the second anniversary of the Closing Date, an amount equal to 1.75% of the amount prepaid;

                           (iii) if such  prepayment  is made  after the  second
                  anniversary of the Closing Date but on or prior to the third anniversary of the Closing Date, an amount equal to 1.50% of the amount prepaid; and

                           (iv) if such prepayment is made after the third anniversary of the Closing Date but prior to the Maturity Date, an amount equal to 1.00% of the amount prepaid.

No amount repaid with respect to the Term Loans may be reborrowed. Unless a Default or an Event of Default has occurred and continues to exist, the Borrower may allocate any amount payable pursuant to this SECTION 3.1.6 between the Term Loans in its discretion.

                  3.1.7. APPLICATION OF PREPAYMENTS.

                           (a) Subject to the terms of the Intercreditor Agreement, all payments made pursuant to SECTIONS 3.1.3(A) and 3.1.3(B) shall be applied as follows: FIRST, to repay all amounts outstanding under the Real Property Term Loan, until paid in full, pro rata among the Lenders, in accordance with their respective Commitment Percentages; and SECOND, to all amounts outstanding under the Equipment Term Loan, until paid in full, pro rata among the Lenders, in accordance with their respective Commitment Percentages.

                           (b) All payments  made  pursuant to SECTION  3.1.4(A)
                  and,  subject  to the  terms of the  Intercreditor  Agreement,
                  SECTION 3.14(B), shall be used to repay all amounts outstanding under the Equipment Term Loan, until paid in full, pro rata among the Lenders in accordance with their respective Commitment Percentages.

                           (c) All payments  made pursuant to SECTION 3.1.5 and,
                  except as otherwise provided in SECTION 3.1.6, SECTION 3.1.6, shall be applied between the Real Property Term Loan and the Equipment Term Loan in such manner as determined by the Administrative Agent in its sole discretion.

                           (d) All prepayments of the Term Loans shall be allocated among the Lenders in proportion, as nearly as practicable, to the respective outstanding amounts of each such Lender's Notes or loan accounts, as the case may be, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. No amounts repaid with respect to the Term Loans pursuant to this SECTION 3.1.7 may be reborrowed under this Term Loan Agreement.

                  3.1.8. MATURITY DATE. Notwithstanding any other provision in this Term Loan Agreement, the entire principal balance of the Term Loans, together with all accrued and unpaid interest, any payment required to be made under this ARTICLE 3, and all other outstanding Obligations, shall be due and payable on the Maturity Date, unless due sooner as a result of acceleration hereunder.

                4. ENVIRONMENTAL AND PLANT CONSOLIDATION ESCROWS.

         4.1. ENVIRONMENTAL ESCROW.

                  (a) On the Closing Date, The Administrative Agent shall retain from the proceeds of the Real Property Term Loan the sum of one million dollars ($1,000,000.00) (the "ENVIRONMENTAL ESCROW FUNDS"), which amount shall be deposited by the Administrative Agent in the Escrow Account. The Environmental Escrow Funds shall be available to the Borrower, and, following the occurrence of an Event of Default, the Administrative Agent and the Lenders, to fund the Remediation Costs with respect to each of the Remediation Locations.

                  (b) The Administrative Agent will release to the Borrower all or a portion of the Environmental Escrow Funds for each Remediation Location in an amount not exceeding the Allocated Escrow Amount for such Remediation Location (unless otherwise agreed by the Administrative Agent) to pay or reimburse the Borrower for payment of, the reasonable costs of undertaking a Remediation of the Environmental Conditions at a Remediation Location or reimburse the Borrower for Remediation offsets, credits or work performed by a purchaser of a Remediation Location, upon delivery of reasonable evidence delivered by the Borrower to the Administrative Agent supporting the total aggregate amount of such costs and, if applicable, showing that such amounts have been paid by the Borrower; provided, that for each such Remediation Location, such Remediation is performed in accordance with the recommendations set forth in the Remediation Report reasonably satisfactory to the Administrative Agent.

                  (c) With respect to any Remediation Location, (i) in the event that the Administrative Agent reasonably determines that no Remediation is necessary in order to eliminate Environmental Conditions at such Remediation Location as may be required by Environmental Law, or (ii)
         (A) after completion of all required Remediation of Environmental Conditions at such Remediation Location, or (B) upon consummation of the sale of such Remediation Location, there remains unapplied any Allocated Escrow Amount for such Remediation Location, the balance of such Allocated Escrow Amount (including any interest earned thereon) shall be applied as follows: FIRST, against any Sale Proceeds Shortfall (less any Sale Proceeds Credit) arising from the sale of such Real Property, if applicable, SECOND, to any Appraisal Shortfall (less any Sales Proceeds Credit) then due and payable, THIRD, to any Late Sale Amortization Payments (less any Sales Proceeds Credit) then due and payable, FOURTH, to any Equipment Appraisal Shortfall then due and payable and, FIFTH, to the Borrower, as a Real Property Term Loan advance.

                  (d) Notwithstanding any provision in this SECTION 4.1 to the contrary, the Borrower's obligations under this Agreement with respect to any environmental matters, including but not limited to its obligations under SECTIONS 6.19, 7.5.6 and 8.9, shall not be limited by the existence of any Environmental Escrow Funds. The Borrower acknowledges that the Administrative Agent shall not be deemed responsible under Environmental Laws or otherwise for any Environmental Condition at any Remediation Location.

         4.2. PLANT CONSOLIDATION ESCROW.

                  (a) In the event that the Borrower consummates a sale of the Plant C Location, the Borrower shall cause the purchaser to deliver the Net Proceeds of such sale to the Administrative Agent (the "PLANT C SALE PROCEEDS"). The Administrative Agent shall deposit one million dollars ($1,000,000.00) of such Plant C Sale Proceeds (the "Plant Consolidation Escrow Amount") in the Escrow Account to fund Plant C Consolidation Costs, as further described below. Any remaining Plant C Sale Proceeds shall be applied against the outstanding Obligations as provided herein.

                  (b) Provided that there exists no Default or Event of Default has occurred and continues to exist, the Administrative Agent will cause the Escrow Agent to release funds constituting the Plant C Consolidation Escrow Amount (together with any interest thereon) to the Borrower on a periodic basis, in an amount equal to the reasonable Plant C Consolidation Costs incurred by the Borrower, based upon reasonable evidence delivered by the Borrower to the Administrative Agent supporting the total aggregate amount of such costs. Advances on account of the Plant C Consolidation Escrow Account shall be made no more frequently than monthly, and in a minimum amount of at least $50,000.00, unless otherwise agreed by the Administrative Agent.

                         5. CERTAIN GENERAL PROVISIONS.

                  5.1. CLOSING FEE. The Borrower shall pay to the Administrative Agent on the Closing Date a closing fee in the amount of $500,000 (the "CLOSING FEE"). The Closing Fee shall be fully earned and due and payable on the Closing Date.

         5.2. FUNDS FOR PAYMENTS.

                  5.2.1. PAYMENTS TO ADMINISTRATIVE AGENT. All payments of principal and interest on Term Loans, Fees and any other amounts due hereunder or under any of the other Loan Documents (unless the provisions of this Term Loan Agreement require otherwise) shall be made on the due date thereof to the Administrative Agent in Dollars for the respective accounts of the Lenders and the Administrative Agent, at the Administrative Agent's Office or at such other place that the Administrative Agent may from time to time designate, in each case no later than 12:00 noon (Boston, Massachusetts, time or other local time at the place of payment) and in immediately available funds.

                  5.2.2. NO OFFSET, ETC. All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein (other than Excluded Taxes) unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Administrative Agent, for the account of the Lenders or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Administrative Agent to receive the same net amount which the Lenders or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

                  5.2.3.  NON-U.S.  LENDERS.  Each Lender and the Administrative
         Agent that is not a U.S. Person as defined in Section 7701(a)(30) of the Code for federal income tax purposes (a "NON-U.S. LENDER") hereby agrees that, if and to the extent it is legally able to do so, it shall, prior to the date on which it becomes a Lender hereunder, deliver to the Borrower and the Administrative Agent, as applicable, such certificates, documents or other evidence, as and when required by the Code or Treasury Regulations issued pursuant thereto, including (a) in the case of a Non-U.S. Lender that is a "bank" for purposes of
         Section 881(c)(3)(A) of the Code, two (2) duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI and any other certificate or statement of exemption required by Treasury Regulations, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Lender or the Administrative Agent establishing that with respect to payments of principal, interest or fees hereunder it is (i) not subject to United States federal withholding tax under the Code because such payment is effectively connected with the conduct by such Lender or Administrative Agent of a trade or business in the United States, or (ii) totally exempt from United States federal withholding tax under a provision of an applicable tax treaty, and (b) in the case of a Non-U.S. Lender that is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, a certificate in form and substance reasonably satisfactory to the Administrative Agent and the Borrower and to the effect that (i) such Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (ii) is not a ten percent (10%) shareholder for purposes of Section 881(c)(3)(B) of the Code, and (iii) is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3)(C) of the Code, together with a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms). Each Lender or the Administrative Agent agrees that it shall, promptly upon a change of its lending office or the selection of any additional lending office, to the extent the forms previously delivered by it pursuant to this section are no longer effective, and promptly upon the Borrower's or the Administrative Agent's reasonable request after the occurrence of any other event (including the passage of time) requiring the delivery of a Form W-8BEN, Form W-8ECI, Form W-8 or W-9 in addition to or in replacement of the forms previously delivered, deliver to the Borrower and the Administrative Agent, as applicable, if and to the extent it is properly entitled to do so, a properly completed and executed Form W-8BEN, Form W-8ECI, Form W-8 or W-9, as applicable (or any successor forms thereto).

         5.3. COMPUTATIONS. All computations of interest on the Term Loans, any Fees or any other amount due hereunder shall, unless otherwise expressly provided herein, be based on a 360-day year and paid for the actual number of days elapsed. Whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest and fees shall accrue during such extension.

         5.4. INTEREST LIMITATION. Notwithstanding any other term of this Term Loan Agreement or any other document referred to herein or therein, the maximum amount of interest which may be charged to or collected from any person liable hereunder by the Lenders shall be absolutely limited to, and shall in no event exceed, the maximum amount of interest which could lawfully be charged or collected under applicable law (including, to the extent applicable, the provisions of Section 5197 of the Revised Statutes of the United States of America, as amended or 12 U.S.C. Section 85, as amended), so that the maximum of all amounts constituting interest under applicable law, howsoever computed, shall never exceed as to any Person liable therefor such lawful maximum, and any term of this Term Loan Agreement or any other document referred to herein or therein which could be construed as providing for interest in excess of such lawful maximum, shall be and hereby is made expressly subject to and modified by the provisions of this paragraph.

         5.5. INTENTIONALLY OMITTED.

         5.6. INTENTIONALLY OMITTED.

         5.7. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject any Lender or the Administrative Agent, to any Tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Term Loan Agreement, the other Loan Documents, such Lender's Commitment or the Term Loans, or change in the basis of taxation of payments to such Lender or the Administrative Agent (other than Taxes, levies, imposts. charges, fees, deductions or withholdings covered by SECTION 5.2.2 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the Administrative Agent), or

                  (b) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Term Loan Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender or the Administrative Agent, or

                  (c) impose on any Lender or the Administrative Agent any other conditions or requirements with respect to this Term Loan Agreement, the other Loan Documents, such Lender's Commitment, the Term Loans, and the result of any of the foregoing is:

                  (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Term Loans or such Lender's Commitment, or

                           (ii) to reduce the amount of principal,  interest, or
                  other amount payable to such Lender or the Administrative Agent on account of such Lender's Commitment or any of the Term Loans, or

                           (iii) to require  such  Lender or the  Administrative
                  Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Administrative Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Lender or the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Administrative Agent such additional amounts as will be sufficient to compensate such Lender or the Administrative Agent for such additional cost, reduction, payment or foregone interest or other sum upon presentation by such Lender or the Administrative Agent of a certificate in accordance with SECTION 5.9 hereof; PROVIDED that the Borrower shall not be liable to any Lender or the Administrative Agent for costs incurred more than one hundred and twenty (120) days prior to receipt by the Borrower of such certificate from such Lender or the Administrative Agent, as applicable, unless such costs were incurred prior to such 120-day period solely as a result of such present or future applicable law being retroactive to a date which occurred prior to such 120-day period.

         5.8. CAPITAL ADEQUACY. If after the date hereof any Lender or the Administrative Agent determines that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Lender or the Administrative Agent or any corporation controlling such Lender or the Administrative Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's or the Administrative Agent's commitment with respect to any Term Loans to a level below that which such Lender or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender, or the Administrative Agent to be material, then such Lender or the Administrative Agent may notify the Borrower of such fact upon presentation of a certificate in accordance with SECTION 5.9 hereof. To the extent that the amount of such reduction in the return on capital is not reflected in the LIBOR Rate, the Borrower and such Lender shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrower receives such notice, an adjustment to the compensation payable hereunder which will adequately compensate such Lender in light of these circumstances. If the Borrower and such Lender are unable to agree to such adjustment within thirty
(30) days of the date on which the Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in the Administrative Agent's or such Lender's reasonable determination, provide adequate compensation; PROVIDED that the Borrower shall not be liable to any Lender or the Administrative Agent for costs incurred more than one hundred and twenty (120) days prior to receipt by the Borrower of such notice. Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

         5.9. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to SECTION 5.7 or SECTION 5.8 and a brief explanation of such amounts which are due, submitted by any Lender or the Administrative Agent to the Borrower, shall be PRIMA FACIE evidence that such amounts are due and owing.

         5.10. INTENTIONALLY OMITTED.

         5.11. INTEREST AFTER DEFAULT. Immediately upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on the principal amount of all outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable laws.

5.12. COLLATERAL SECURITY AND GUARANTIES. Each of the Parent and the Borrower covenants and agrees that:

                  (a) Pursuant to the terms of the Security Documents, the Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens) in the Fixed Asset Collateral, and a perfected second priority security interest (subject only to Permitted Liens) in all other Collateral.

                  (b) If at any time the Parent or any of its Subsidiaries grants any security interest to the Revolving Credit Agent or any lender party to the Revolving Credit Agreement, or any of their respective successors, assigns or transferees, on any property of the Parent or such Subsidiary, or any other party, then the Parent, such Subsidiary or such other party, as the case may be, shall simultaneously grant to the Administrative Agent a security interest in such property, and such security interest shall be subject to the Intercreditor Agreement.

                  (c) The Obligations shall also be guaranteed pursuant to the terms of the Guaranties.

                       6. REPRESENTATIONS AND WARRANTIES.

         Each of the Parent and the Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

         6.1. CORPORATE AUTHORITY, ETC.

                  6.1.1. EXISTENCE, GOOD STANDING.

                           (a) Each of the Parent and its  Subsidiaries (i) is a
                  corporation (or similar business entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, (ii) has taken all actions which, by reason of its ownership of property or carrying on of business, are required to be taken by it under the laws of any jurisdiction, wherein it owns property or carries on business, except where the failure to do so would not materially and adversely affect the Borrower and the Guarantors (taken as a whole), and (iii) has all corporate authority (or the equivalent company) power to own its property and conduct its business as now conducted and as presently contemplated.

                           (b) Each of the Parent and its Subsidiaries has adequate power and authority and has full legal right to enter into each of the Loan Documents to which it is or is to become a party, to perform, observe and comply with all of its agreements and obligations under each of such documents, and to make all of the borrowings and obtain the extensions of credit contemplated by this Term Loan Agreement.

                           6.1.2. AUTHORIZATION. The execution and delivery by each of the Parent and its Subsidiaries of each of the Loan Documents executed and delivered on the Closing Date to which, by the terms of such document, it is a party, the performance by each of the Parent and its Subsidiaries of all of its agreements and obligations under each of such documents, and the making by the Borrower of all of the borrowings contemplated by this Term Loan Agreement, are within the corporate (or the equivalent company) authority of the Parent and each of its Subsidiaries, as applicable, have been duly authorized by all necessary corporate or other action on the part of the Parent and its Subsidiaries, as applicable, and do not and will not (i) except as otherwise expressly contemplated by the Loan Documents, conflict with, or result in a breach of any material term, condition or provision of, or constitute a default under or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the property of the Parent or its Subsidiaries, under any agreement, trust deed, indenture, mortgage or other instrument to which the Parent or any of its Subsidiaries is a party or by which the Parent or any of its Subsidiaries or any of the property of the Parent or any of its Subsidiaries is bound, the consequences of which would have a material and adverse effect on the financial condition, assets or operations of the Borrower and the Guarantors (taken as a whole), (ii) violate or contravene any provision of any law, regulation, order, ruling or interpretation thereunder or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official (all as from time to time in effect and applicable to the Parent or any of its Subsidiaries) except where such violation or contravention would not materially and adversely affect the financial condition,  assets  or  operations  of the  Borrower  and  the
                  Guarantors (taken as a whole), (iii) require any waivers, consents or approvals by any of the creditors of the Parent or any of its Subsidiaries which have not been obtained (except when failure to do so would not materially and adversely affect the financial condition, assets or operations of the Borrower and the Guarantors (taken as a whole), (iv) in the case of the Parent and its Subsidiaries, require any consents or approvals by any shareholders or members of such Person, (except such as will be obtained on or prior to the Closing Date and will be in full force and effect on and as of the Closing Date), (v) require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency under any provision of any law applicable to the Parent or any of its Subsidiaries, except those actions which have been taken or will be taken prior to the Closing Date and except where failure to take such actions would not materially and adversely affect the financial condition, assets or operations of the Borrower and the Guarantors (taken as a whole), or (vi) conflict with any provision of the Governing Documents of the Parent or any Subsidiary of the Parent.

                           6.1.3. DELIVERY. Each of the Parent and its Subsidiaries has duly executed and delivered each of the Loan Documents to which it is a party and each of such documents is in full force and effect.

                           6.1.4. ENFORCEABILITY.  The execution and delivery of
                  this Term Loan Agreement and the other Loan Documents to which the Parent or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         6.2. FINANCIAL STATEMENTS; PROJECTIONS.

                  (a) There has been furnished to the  Administrative  Agent the audited consolidated balance sheet of the Parent and its Subsidiaries as at December 31, 2005, and consolidated statements of income and cash flow of the Parent and its Subsidiaries for the Fiscal Year then ended, certified by PriceWaterhouseCoopers. Such balance sheet and statements of income and cash flow have been prepared in accordance with GAAP and fairly present the financial condition of the Parent and its Subsidiaries as at the close of business on the date thereof and the results of operations for the Fiscal Year then ended. There are no contingent liabilities of the Parent or any of its Subsidiaries as of such date involving material amounts, known to the officers of the Parent or the Borrower, which were not disclosed in such balance sheet and the notes related thereto

                  (b) There has been furnished to the Administrative Agent an unaudited consolidated balance sheet of the Parent and its Subsidiaries as at September 30, 2006, and unaudited consolidated statements of income and cash flow of the Parent and its Subsidiaries for the period(s) then ended. Such balance sheet and statements of income and cash flow have been prepared in accordance with GAAP and fairly present the financial condition of the Parent and its Subsidiaries as at the close of business on the date thereof and the results of operations for the period(s) then ended. There are no contingent liabilities of the Parent or any of its Subsidiaries as of such date involving material amounts, known to the officers of the Parent or the Borrower, which were not disclosed in such balance sheet and the notes related thereto.

                  (c) There has also been furnished to the Administrative Agent the Projections and the Business Plan, in each case, on a consolidated basis. To the knowledge of the Parent and its Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections (taken as a whole). The Projections and the Business Plan are based upon reasonable estimates and assumptions and reflect the reasonable estimates of the Parent and its Subsidiaries of the results of operations and other information projected therein (it being understood that such projections are not a guarantee of future performance).

         6.3. SOLVENCY. As of the Closing Date and after giving effect to the Term Loans hereunder and the other transactions contemplated hereby:

                  (a) the aggregate value of all properties of the Parent and its Subsidiaries, on a consolidated basis, at their present fair saleable value exceed the amount of all the probable debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Parent and its Subsidiaries as they become absolute and mature;

                  (b) the present fair saleable value of the assets of the Parent and its Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liability on their debts as they become absolute and mature;

                  (c)  the  Parent  and  its   Subsidiaries   will  not,   on  a
         consolidated basis, have an unreasonably small capital with which to conduct their business operations as heretofore conducted; and

                  (d) the Parent and its Subsidiaries do not, on a consolidated basis, intend to incur debts or liabilities beyond their ability to pay such debts and liabilities as they mature.

         6.4. NO MATERIAL ADVERSE CHANGES, ETC. Since the Balance Sheet Date, there has occurred no material adverse change in the financial condition or business of the Parent or any of its Subsidiaries, taken as a whole. Since the Balance Sheet Date, neither the Parent nor any Subsidiary of the Parent has made any Restricted Payment (other than Restricted Payments permitted under Section 8.4).

         6.5. ABSENCE OF MORTGAGES AND LIENS. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future Lien on, or security interest in, any of the material assets or property of the Parent or any Subsidiary of the Parent or of any of the rights relating thereto.

         6.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. Each of the Parent and its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others unless the failure of such possession would not have a material adverse effect on the business, assets or operations of the Borrower and the Guarantors (taken as a whole). Attached hereto as SCHEDULE 6.6 is a true, correct and complete list of all patents, patent applications, federally registered copyrights, trademarks, trademark applications, trade names and other intellectual property owned by the Parent or any Subsidiary of the Parent as of the Closing Date.

         6.7. LITIGATION. Except as set forth in SCHEDULE 6.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending, or, to the best knowledge of the Senior Management after all due investigation appropriate under the circumstances, threatened against the Parent or any of its Subsidiaries, before any court, tribunal or administrative agency or board that would be likely to, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of the Borrower and the Guarantors, taken as a whole, or materially impair the right of the Borrower and the Guarantors, taken as a whole, to carry on business substantially as now conducted by them, or that questions the validity of this Term Loan Agreement or any of the other Loan Documents.

         6.8.  NO  MATERIALLY  ADVERSE  CONTRACTS,  ETC.  Except as set forth on
SCHEDULE 6.8, neither the Parent nor any of its Subsidiaries is subject to any charter, partnership or other legal restriction, or any judgment, decree, order, law, statute, rule or regulation that has or is expected in the future to have a material adverse effect on the business, assets or financial condition of the Borrower or the Guarantors, taken as a whole. Except as listed on SCHEDULE 6.8 hereto, neither the Parent nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Parent's or the Borrower's officers, to have any material adverse effect on the business of the Borrower and the Guarantors, taken as a whole.

         6.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Neither the Parent nor any of its Subsidiaries is in violation of any provision of its Governing Documents or, except for environmental matters more specifically dealt with in
SECTION 6.19, any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could materially and adversely affect the financial condition, properties or business of the Parent and its Subsidiaries.

         6.10. TAX STATUS. Except as set forth on SCHEDULE 6.10, the Parent and its Subsidiaries (i) have made or filed all federal, provincial and all material state, provincial and foreign income and all other material tax returns, reports and declarations required by any jurisdiction to which any of them is subject,
(ii) have paid all material Taxes and other governmental assessments and charges imposed on them, except those being contested in good faith and by appropriate proceedings and for which the Parent and its Subsidiaries have set aside on their books reasonably adequate provisions therefor (unless foreclosure or other enforcement action has been commenced in respect thereof or any Lien has attached as security therefor, in which case such exception does not apply), and
(iii) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, except those being contested in good faith and as to which adequate reserves are maintained, and the officers of the Parent and the Borrower know of no basis for any such claim.

         6.11. NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

         6.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Parent nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         6.13. EMPLOYEE BENEFIT PLANS.

                  6.13.1.  IN  GENERAL.  Each  Employee  Benefit  Plan  and each
         Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with applicable law including without limitation the provisions of ERISA and all Applicable Pension Legislation and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions, other than as set forth on SCHEDULE 6.13.1 attached hereto. The Parent and the Borrower have heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under Section 103(d) of ERISA, with respect to each Guaranteed Pension Plan.

                  6.13.2. TERMINABILITY OF WELFARE PLANS. Under each Employee Benefit Plan which is an employee welfare benefit plan within the meaning of Section 3(1) or Section 3(2)(B) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Part 6 of ERISA). The Parent, the Borrower or an ERISA Affiliate, as appropriate, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Parent, the Borrower or such ERISA Affiliate without liability to any Person, other than for benefits which have accrued prior to termination.

                  6.13.3. GUARANTEED PENSION PLANS. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of Section 302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan and none of the Parent, the Borrower nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Parent, the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans.

                  6.13.4. MULTIEMPLOYER PLANS. None of the Parent, the Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under
         Section  4201 of ERISA or as a result of a sale of assets  described in
         Section 4204 of ERISA. None of the Parent, the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

         6.14. REGULATIONS U AND X. The proceeds of the Term Loans shall be used solely for the purposes specified in SECTION 7.11. No portion of any Term Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

         6.15. TRUE COPIES OF GOVERNING DOCUMENTS. The Parent and the Borrower have furnished or caused to be furnished to each of the Lenders true and complete copies of the Governing Documents (together with any amendments thereto) of the Parent and each Subsidiary of the Parent.

         6.16.  FISCAL YEAR. The Parent has a Fiscal Year which is the fifty-two
(52) or fifty-three (53) week period ending on the Saturday closest to January 1 of each calendar year.

         6.17. PERFECTION OF SECURITY INTERESTS. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable United States federal and state law, to establish and perfect the Administrative Agent's (i) first-priority Lien and security interest in the assets constituting Fixed Asset Collateral, and (ii) second priority Lien and security interest in all other Collateral. The Collateral and the Administrative Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower and the Guarantors party to the Security Agreements are the owners of the Collateral free from any Lien, except for Permitted Liens.

         6.18. SUBSIDIARIES, ETC. The Parent does not have any Subsidiaries except as set forth on SCHEDULE 6.18 hereto, as such schedule may be updated from time to time by the Borrower in accordance with SECTION 8.11.

         6.19. ENVIRONMENTAL COMPLIANCE. With respect to the past and present condition and usage of the Real Property and the operations conducted thereon:

                  (a) Except as disclosed on SCHEDULE 6.19(A), none of the Parent, its Subsidiaries or any operator of the Real Property or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule, permit or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any other state, local, foreign or common law, statute, regulation, ordinance, order, decree or any other binding requirement of any Governmental Authority relating to health, safety or the environment (all of the foregoing, collectively, the "ENVIRONMENTAL LAWS"), which violation could reasonably be expected to have a material adverse effect on the business assets, operations or financial condition of the Borrower and the Guarantors (taken as a whole), or the ability of the Parent or any Subsidiary of the Parent to fulfill its obligations under this Term Loan Agreement or the other Loan Documents;

                  (b) (i) Except as set forth on SCHEDULE 6.19(A) hereto, as of the Closing Date, neither the Parent nor any of its Subsidiaries has received notice from any third party including, without limitation, any Governmental Authority, (A) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B;
         (B) that any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("HAZARDOUS SUBSTANCES") which any one of them has generated, transported or disposed of has been found at any site at which a Governmental Authority has conducted or has ordered that the Parent or any Subsidiary of the Parent conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (C) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the Release of Hazardous Substances, and (ii) except as set forth on SCHEDULE 6.19(B), as such schedule may be updated from time to time by the Borrower (subject to the prior approval of the Administrative Agent), neither the Parent nor any of its Subsidiaries has received any notices referred to in clause (i) above identifying any event or condition that could materially and adversely affect the financial condition, properties or business of the Borrower and the Guarantors, taken as a whole;

                  (c) Except as set forth on SCHEDULE  6.19(A)  attached hereto:
         (i) no portion of the Real Property is used for the handling, processing, storage or disposal of Hazardous Substances except in material accordance with applicable Environmental Laws; and, to the best of the Parent's and Borrower's knowledge, no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Property; (ii) in the course of any activities conducted by the Parent, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Property except in material accordance with applicable Environmental Laws; (iii) there have been no Releases or threatened Releases of Hazardous Substances on, upon, into or from the properties of the Parent or its Subsidiaries, which Releases could reasonably be expected to have a material adverse effect on the value of any of the Real Property or on the business, assets, operations or financial condition of the Borrower and the Guarantors (taken as a whole), or the ability of the Parent or the Borrower to fulfill its obligations under this Term Loan Agreement or the other Loan Documents;
         (iv) to the best of the Parent's and the Borrower's knowledge, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Property which, through soil or groundwater contamination, may have come to be located on, and which could reasonably be expected to have a material adverse effect on the value of any of the Real Property or adjacent properties or the environment or on the business, assets, operations or financial condition of the Borrower and the Guarantors (taken as a whole) or the ability of the Parent or any Subsidiary of the Parent to fulfill its obligations under this Term Loan Agreement or the other Loan Documents; and (v) in addition, to the best of the Parent's and the Borrower's knowledge, any Hazardous Substances that have been generated on any of the Real Property have been transported offsite only by carriers having an identification number issued by the EPA (or the equivalent thereof in any foreign jurisdiction), treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Parent's and the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws;

                  (d) None of the Parent or its Subsidiaries, any Mortgaged Property or any of the other Real Property is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any Governmental Authority or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby; and

                  (e) To the best of their knowledge after due inquiry, there are listed on SCHEDULE 6.19(E), all material environmental reports relating to the Parent and its Subsidiaries and their properties and operations, copies of which have been furnished to the Administrative Agent's Special Counsel.

         6.20. BANK ACCOUNTS. SCHEDULE 6.20, as such schedule may be updated from time to time by the Borrower, sets forth the account numbers and location of all bank accounts of the Parent and its Subsidiaries.

         6.21. LABOR CONTRACTS. Except as set forth on SCHEDULE 6.21, as of the Closing Date, neither the Parent nor any of its Subsidiaries is party to any collective bargaining agreement. Except as disclosed to the Administrative Agent and the Lenders in writing, (a) neither the Parent nor any of its Subsidiaries is a party to any collective bargaining agreement and (b) there are no material grievances, disputes or controversies with any union or other organization of the Parent's or any of its Subsidiary's employees, or threats of strikes or work stoppages.

         6.22. DISCLOSURE. Neither this Term Loan Agreement nor any of the other Loan Documents contains any untrue statement of a material fact or omits to state a material fact (known to the Parent or any of its Subsidiaries in the case of any document or information not furnished by the Parent or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. Except as disclosed to the Administrative Agent and the Lenders in writing, there is no fact known to the Parent or any of its Subsidiaries which could reasonably be expected to have a material adverse effect on the business, assets, operations or financial condition of the Borrower and the Guarantors (taken as a whole), or the ability of the Parent or any Subsidiary of the Parent to fulfill its obligations under this Term Loan Agreement or the other Loan
Documents, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

         6.23. TITLE TO PROPERTIES; LEASES.

                  6.23.1. GENERAL. Except as set forth on SCHEDULE 6.23, the Parent and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Parent and its Subsidiaries delivered to the Administrative Agent pursuant to SECTION 10.23, subject to no Liens or other rights of others, except Permitted Liens.

                  6.23.2. REAL PROPERTY. The Borrower has good, marketable and indefeasible title in fee to the Mortgaged Property free and clear of all Liens except Permitted Liens. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable legal requirements in connection with the transfer of the Mortgaged Property to the Borrower have been paid. Each Mortgage when properly recorded in the appropriate records, together with any Uniform Commercial Code Financing Statements required to be filed in connection therewith, will create (a) a valid, perfected first priority Lien on the Borrower's interest in the respective Mortgaged Property, (b) valid and perfected collateral assignments of, all leases relating to such Mortgaged Property, and (c) valid and perfected first priority security interests in all other related assets constituting Fixed Asset Collateral, all in accordance with the terms thereof, in each case subject only to any applicable Permitted Liens. All mortgage, recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable legal requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents have been paid. No condemnation or other material proceeding has been commenced or, to Borrower's best knowledge, is contemplated with respect to all or part of the Mortgaged Property or for the relocation of roadways providing access to the Mortgaged Property. There are no claims for payment for work, labor or materials affecting the Mortgaged Property which are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents. Other than as disclosed to the Administrative Agent, there are no outstanding options to purchase or rights of first refusal affecting all or any portion of the Mortgaged Property. To the best of the Borrower's knowledge, the ALTA survey delivered by Borrower with respect to each parcel of Mortgaged Property does not fail to reflect any material matter affecting the applicable Mortgaged Property or the title thereto. To the best of Borrower's knowledge, all of the improvements included in determining the appraised value of each parcel of Mortgaged Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property, and no improvement on an adjoining property encroaches upon such Mortgaged Property, and no easement or other encumbrance upon the Real Property encroaches upon any of the improvements, except in each case those insured against by the title insurance policy insuring the Lien of the applicable Mortgage. Each parcel comprising each Mortgaged Property is a separate tax lot and is not a portion of any other tax lot that is not a part of the applicable Mortgaged Property. To Borrower's knowledge, there are no pending or proposed special or other assessments for public improvements or otherwise affecting any of the Mortgaged Property, or any contemplated improvements to the Mortgaged Property that may result in such special or other assessments.

         6.24. CERTAIN TRANSACTIONS. Except for arm's length transactions pursuant to which the Parent, the Borrower, any of the Guarantors or any of their Subsidiaries make payments in the ordinary course of business upon terms no less favorable than the Parent, the Borrower, the Guarantors or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of the Parent, the Borrower, the Guarantors or any of their Subsidiaries is presently a party to any transaction with the Parent, the Borrower, the Guarantors or any of their Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Parent and the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         6.25. FIXED ASSETS. The Borrower has previously furnished to the Lenders a schedule of fixed assets constituting part of the Equipment Appraisal Report. Other than as set forth on SCHEDULE 6.25, the Borrower has not sold any fixed assets reflected in the most recent Equipment Appraisal Report delivered to the Lenders.

         6.26. FOREIGN ASSETS CONTROL REGULATIONS, ETC. None of the requesting or borrowing of the Term Loans or the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. Section 1 et seq., as amended) (the "TRADING WITH THE ENEMY Act") or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the "FOREIGN ASSETS CONTROL REGULATIONS") or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the "EXECUTIVE ORDER"), and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)). Furthermore, neither the Parent nor any of its Subsidiaries or other Affiliates (i) is or will become a "blocked person" as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations, or (ii) engages or will engage in any dealings or transactions, or be otherwise associated, with any such "blocked person."

         6.27. COMPLIANCE. The Borrower and each parcel of Mortgaged Property and the use thereof comply in all material respects with all applicable legal requirements (including with respect to parking and applicable zoning and land use laws, regulations and ordinances) or constitute permitted, preexisting conditions with respect thereto. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which could reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Borrower or the Guarantors, taken as a whole. In the event that all or any part of the improvements on any of the Mortgaged Property are destroyed or damaged, said improvements can be legally reconstructed to their condition prior to such damage or destruction, and thereafter exist for the same use without violating any material zoning or other ordinances applicable thereto and without the necessity of obtaining any variances or special permits (provided that a casualty affecting more than 50% of the assessed value of the structure may require such relief if not then in conformity with the zoning bylaw). No legal proceedings are pending or, to the best of Borrower's knowledge, threatened with respect to the zoning of the Real Property the consequences of which could reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Borrower or the Guarantors, taken as a whole. Neither the zoning nor any other right to construct, use or operate the Real Property is in any way dependent upon or related to any property other than the Real Property. All material certifications, permits, licenses and approvals, including certificates of completion and occupancy permits required for the legal use, occupancy and operation of the Real Property (collectively, the "LICENSES"), have been obtained and are in full force and effect. The use being made of the Real Property is in conformity with the certificates of occupancy issued for the Real Property and all other restrictions, covenants and conditions affecting the Real Property.

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         6.28. CONTRACTS. There are no service,  maintenance or repair contracts affecting the Mortgaged Property that are not terminable on one month's notice or less without cause and without penalty or premium. All such service, maintenance or repair contracts affecting the Real Property have been entered into at arms-length in the ordinary course of Borrower's business and provide for the payment of fees in amounts and upon terms comparable to existing market rates.

         6.29. UTILITIES AND PUBLIC ACCESS. Excluding the Bleachery Pond property, there is reasonable utility and public access to the Real Property.

         6.30. PHYSICAL CONDITION. The Real Property is in good condition, order and repair in all material respects; there exists no structural or other material defect or damages to the Real Property, whether latent or otherwise. The Borrower has not received notice from any insurance company or bonding company of any defect or inadequacy in the Real Property, or any part thereof, which would materially adversely affect its insurability or cause the imposition of extraordinary premiums or charges thereon or any termination of any policy of insurance or bond. Except as may be expressly disclosed on the compilation drawing of the Mortgage Property certified to the Administrative Agent, no portion of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards.

            7. AFFIRMATIVE COVENANTS OF THE PARENT AND THE BORROWER.

         Each of the Parent and the Borrower covenants and agrees that, so long as any Term Loan is outstanding or any Lender has any obligation to make any Term Loans:

         7.1. PUNCTUAL PAYMENT. Each of the Parent and the Borrower will duly and punctually pay or cause to be paid when due all principal and interest on the Term Loans, the Fees and all other Obligations and amounts provided for in this Term Loan Agreement and the other Loan Documents to which it is a party and will cause to be paid any amounts owing by any of Subsidiary of the Parent, all in accordance with the terms of this Term Loan Agreement and such other Loan Documents.

         7.2. MAINTENANCE OF OFFICE. Each of the Parent and the Borrower will maintain its chief executive office in Fall River, Massachusetts or at such other place as the Parent and the Borrower shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon the Parent or the Borrower in respect of the Loan Documents to which the Parent or the Borrower is a party may be given or made.

         7.3. RECORDS AND ACCOUNTS. Each of the Parent and the Borrower will (i) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with, and all financial statements provided for herein shall be prepared in accordance with GAAP consistently applied; (ii) maintain adequate accounts and reserves for all taxes (including incomes taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves; and (iii) at all times, maintain independent certified public accountants as the Parent's and the Borrower's accountants which shall be satisfactory to the Administrative Agent.

         7.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Parent and the Borrower will deliver to each of the Lenders:

                  (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each Fiscal Year, the consolidated balance sheet of the Parent and its Subsidiaries, as at the end of such year, and the related consolidated statements of income and retained earnings and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous Fiscal Year and all such consolidated financial statements to be in reasonable detail, prepared in accordance with GAAP consistently applied, and certified without qualification and without expression of uncertainty as to the ability of the Parent and its Subsidiaries to continue as going concerns, by PricewaterhouseCoopers or by other independent certified public accountants satisfactory to the Administrative Agent (PROVIDED, that for the 2006 Fiscal Year only, such certification may be issued with a going concern qualification if such qualification is reasonable and necessary in the reasonable judgment of the independent certified public accountant), together with (i) a written statement from such accountants to the effect that they have read a copy of this Term Loan Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; PROVIDED that such accountants shall not be liable to the Lenders for failure to obtain knowledge of any Default or Event of Default; and (ii) a copy of their accountants' management letter (if any) for such Fiscal Year;

                  (b) as soon as practicable, but in any event within forty-five
         (45) days after the end of each Fiscal Quarter, unaudited quarterly consolidated and consolidating financial statements of the Parent and its Subsidiaries for such Fiscal Quarter (i.e., the consolidated and consolidating balance sheet of the Parent and its Subsidiaries, as at the end of such Fiscal Quarter, and the related consolidated and consolidating statements of income and retained earnings and consolidated and consolidating statement of cash flow for such Fiscal Quarter) and the unaudited consolidated and consolidating financial statements of the Parent and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, each prepared in accordance with GAAP consistently applied, together with a certification by the principal financial or accounting officer(s) of the Parent that the information contained in such financial statements fairly presents in all material respects the financial condition of the Parent and its Subsidiaries (as a whole) on the date thereof (subject to year-end adjustments);

                  (c) as soon as  practicable,  but in any event  within  thirty
         (30) days after the end of each month in each Fiscal Year, unaudited monthly consolidated and consolidating financial statements of Parent and its Subsidiaries for such month (i.e., the consolidated and consolidating balance sheet of the Parent and its Subsidiaries, as at the end of such month, and the related consolidated and consolidating statements of income and retained earnings and consolidated and consolidating statement of cash flow for such month) and the unaudited consolidated and consolidating financial statements of the Parent and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, each, prepared in accordance with GAAP consistently applied, together with a certification by the principal financial or accounting officer(s) of the Parent that the information contained in such financial statements fairly presents in all material respects the financial condition of the Parent and its Subsidiaries (as a whole) on the date thereof (subject to year-end adjustments);

                  (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer(s) of the Parent in substantially the form of EXHIBIT A hereto (a "COMPLIANCE CERTIFICATE"), (i) setting forth in reasonable detail computations evidencing compliance with the covenants contained in SECTION 9 and (if applicable) reconciliations to reflect changes in GAAP since the Balance Sheet Date, and (ii) stating that such officer(s) has caused this Term Loan Agreement to be reviewed and has no knowledge of any Default or Event of Default during such Fiscal Quarter or at the end of such year, or if such officer(s) has such knowledge, specifying each Default or Event of Default and the nature thereof;

                  (e) as requested by the Administrative Agent, such other information relating to the Collateral as the Administrative Agent shall reasonably request;

                  (f) concurrently with delivery of the same to the Revolving Credit Agent, copies of (i) Borrowing Base Certificates, (ii) Collateral Update Certificates, (iii) inventory and accounts receivable aging reports, and (iv) all other material reports and material notices and other written information delivered by the Parent and its Subsidiaries to the Revolving Credit Agent and/or the Revolving Lenders pursuant to the Revolving Credit Agreement and the other Revolving Credit Documents;

                  (g) not later than December 31st of each calendar year, the annual business plan of the Parent and its Subsidiaries for the succeeding Fiscal Year on a monthly basis in reasonable detail, including projected consolidated balance sheets, statements of income and retained earnings and cash flow statements of the Parent and its Subsidiaries for the succeeding Fiscal Year on a monthly basis, in each case in the same format as the audited balance sheet, statement of income and retained earnings and cash flow statement respectively;

                  (h) promptly after the sending or filing thereof, copies of all reports which the Parent or any Subsidiary of the Parent sends to any of its security holders, and copies of all reports and registration statements which the Parent or any Subsidiary of the Parent files with the Securities and Exchange Commission or any national securities exchange (including, without limitation, all 10-K, 10-Q and 8-K reports), which reports are required to be sent to security holders or so filed by law or by regulation or under the terms of the Parent's listing agreement with NASDAQ or any other stock exchange;

                  (i)  from  time  to  time  such  other   financial   data  and
         information   (including   accountants'   management  letters)  as  the
         Administrative Agent or any Lender may reasonably request;

                  (j) simultaneously with the delivery of the financial statements referred to in subsection (c) above, a Compliance Certificate setting forth in reasonable detail computations evidencing compliance with the financial covenants contained in SECTION 9;

                  (k) [intentionally omitted];

                  (l) on Wednesday of each week, a comparison of actual results for the immediately prior one week period to the previously projected results for such one week period as set forth in the Projections; and

                  (m) within five (5) Business Days after the end of each month, updated 13 week projections reflecting any changes to the previously provided Projections.

         7.5. NOTICES.

                  7.5.1. DEFAULTS. The Parent and the Borrower will promptly notify the Administrative Agent in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice to the Parent or its Subsidiaries or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Term Loan Agreement or any other note, evidence of indebtedness, indenture or other obligation for borrowed money in excess of $500,000 to which or with respect to which the Parent or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Parent shall forthwith give written notice thereof to the Administrative Agent, describing the notice or action and the nature of the claimed default. The Borrower shall promptly notify the Administrative Agent in writing of the occurrence of any default or event of default under the Revolving Credit Agreement, stating the nature of such default or event of default.

                  7.5.2. NOTICE OF LITIGATION AND JUDGMENTS.  The Parent and the
         Borrower will give notice to the Administrative Agent in writing within fifteen (15) days of Senior Management becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Parent or any of its Subsidiaries or to which the Parent or any of its Subsidiaries is or becomes a party involving
         (i) an uninsured claim against the Parent or any of its Subsidiaries that would reasonably be expected to result in damages of more than $1,000,000 against the Parent or any of its Subsidiaries or have a material adverse effect on the Borrower and the Guarantors taken as a whole, or (ii) any litigation proceeding against Persons with which the Parent or any of its Subsidiaries has a business relationship which is likely to materially and adversely affect the business, financial condition, assets or operations of the Borrower and the Guarantors (taken as a whole) and stating the nature and status of such litigation or proceedings. The Parent will give notice to the Administrative Agent, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Parent or any of its Subsidiaries in an amount in excess of $1,000,000.

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

                  7.5.3.  NOTIFICATION OF CLAIM AGAINST  COLLATERAL.  The Parent
         and the Borrower will, immediately upon becoming aware thereof, notify the Administrative Agent and each of the Lenders in writing of any setoff, claims (including, with respect to the Real Property, Environmental Claims), withholdings or other defenses in amounts
         greater  than  $250,000  to  which  any  of  the  Collateral,   or  the
         Administrative Agent's rights with respect to the Collateral, are subject.

                  7.5.4. NOTICES CONCERNING INVENTORY COLLATERAL. The Parent and the Borrower shall provide to the Administrative Agent prompt notice of
         (a) any quarterly physical count of the Parent's or any of its Subsidiaries' inventory, together with a copy of the results thereof certified by the Parent or such Subsidiary, (b) any determination by the Parent or any of its Subsidiaries that the inventory levels of the Parent or such Subsidiary are not adequate to meet the sales projections of the Parent or such Subsidiary, and (c) any failure of the Parent or any of its Subsidiaries to pay rent at any leased location, which failure continues for more than ten (10) days following the day on which such rent is due and payable by the Parent or such Subsidiary.

                  7.5.5. NOTIFICATION OF ADDITIONAL INTELLECTUAL PROPERTY RIGHTS. Within ten (10) days of the end of each Fiscal Quarter, the Parent and the Borrower will (a) notify the Administrative Agent in writing of (i) any patents, patent applications, patent application disclosures filed with any patent office during such Fiscal Quarter or which the intellectual property committee of the Parent or such Subsidiary has approved for filing during such Fiscal Quarter as a patent application, registered copyrights or mask works registered during such Fiscal Quarter, applications for registration of copyrights or mask works filed during such Fiscal Quarter, trademark and service mark registrations during such Fiscal Quarter, trademark and service mark registration applications filed during such Fiscal Quarter, trademarks, service marks and trade names for which the intellectual property committee of the Parent or such Subsidiary has approved filing trademark registration applications during such Fiscal Quarter, all of the foregoing whether a foreign or United States right and whether owned by the Parent or such Subsidiary, to the extent not listed on
         SCHEDULE 6.6, (ii) the abandonment of any of the foregoing during such Fiscal Quarter, and (b) deliver to the Administrative Agent (x) a list of the fifty (50) most valuable copyrights of the Parent and its Subsidiaries as of the end of such Fiscal Quarter (based on the revenue derived therefrom) and (y) evidence that such fifty (50) copyrights have been registered with the United States Copyright Office, or applications regarding the same have been filed with the United States Copyright Office.

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

                  7.5.6. ENVIRONMENTAL EVENTS. The Parent and the Borrower will promptly give notice to the Administrative Agent and each of the Lenders (a) of any violation of any Environmental Law that the Parent or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any Governmental Authority, and (b) upon Senior Management becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any Governmental Authority that, in the case of clauses (a) or (b) above, could have a material and adverse affect on the financial position, business, operations, or affairs of the Borrower and the Guarantors (taken as a whole).

                  7.5.7. NOTIFICATION REGARDING THE REAL PROPERTY. The Borrower will promptly give notice to the Administrative Agent and each of the Lenders of receipt or knowledge of any notice or correspondence by a Governmental Authority concerning the Real Property along with a copy of any such notice or correspondence by the Governmental Authority, including, but not limited to any notice of casualty loss and eminent domain proceedings.

         7.6. LEGAL EXISTENCE; MAINTENANCE OF PROPERTIES.

                  (a) Except as permitted by SECTION 8.5, the Parent and the Borrower will do and will cause each of their Subsidiaries to do all things necessary to (i) in the case of each of the Parent and the Borrower, maintain in full force and effect its legal existence and good standing under the laws of its jurisdiction of organization or incorporation, (ii) maintain its qualification to do business in each state or other jurisdiction in which the failure to do so would have a material adverse effect on the condition, financial or otherwise, of the Borrower and the Guarantors (taken as a whole), and (iii) maintain all of its rights and franchises, except where the failure to maintain such right or franchise would not have a material adverse effect on the conduct of the business of the Borrower and the Guarantors taken as a whole.

                  (b) Each of the Parent and the Borrower (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of the Parent's business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Parent and the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related or complementary businesses; PROVIDED that nothing in this SECTION 7.6(B) shall prevent either the Parent or the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Parent and the Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of the Parent and its Subsidiaries on consolidated basis.

         7.7. INSURANCE. Each of the Parent and the Borrower will and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Documents. Each of the Parent and the Borrower will, and will cause each of its Subsidiaries to, maintain insurance, in form, substance and amounts satisfactory to the Administrative Agent, on the Mortgaged Properties in accordance with the terms of the Mortgages.

         7.8. TAXES. Each of the Parent and the Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all Taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its property; provided that any such Tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Parent, the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that the Parent and each Subsidiary of the Parent will pay all such Taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose or otherwise enforce any Lien that may have attached as security therefor.

         7.9. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. Each of the Parent and the Borrower will, and will cause each of its Subsidiaries to, comply with (i) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its Governing Documents, (iii) all agreements and instruments by which it or any of its properties may be bound and (iv) all applicable decrees, orders, and judgments, PROVIDED, that in each case, such compliance shall be required by this Term Loan Agreement only where noncompliance with Sections 7.9(i)-(iv) would have a material adverse effect on the business, assets, operations or financial condition of the Borrower and the Guarantors (taken as a whole), or the ability of either the Parent or the Borrower to fulfill its obligations under this Term Loan Agreement or the other Loan Documents. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government or any central bank or other fiscal or monetary authority shall become necessary or required in order that the Parent, the Borrower or any of their Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Parent, the Borrower or such Subsidiary is a party, the Parent and the Borrower will, or (as the case may be) will cause such Subsidiary to, promptly take or cause to be taken all reasonable steps within the power of the Parent, the Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license, and upon request of the Administrative Agent, to furnish the Administrative Agent and the Lenders with evidence thereof.

         7.10.  EMPLOYEE BENEFIT PLANS. Each of the Parent and the Borrower will
(i) promptly upon filing (if required by applicable law) the same with the Department of Labor or Internal Revenue Service upon request of the Administrative Agent, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under Section 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under Sections 302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under Sections 4041A, 4202, 4219, 4242, or 4245 of ERISA.

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

         7.11. USE OF PROCEEDS. The proceeds of the Term Loans contemplated to be advanced or made available to the Borrower shall be used solely for (i) repayment of a portion of the outstanding obligations of the Borrower under the Existing Credit Agreement, and (ii) to fund certain fees and expenses related to the Revolving Credit Agreement and the transactions contemplated hereby.

         7.12. CERTAIN CHANGES. Each of the Parent and the Borrower shall notify the Administrative Agent, in writing, not less than thirty (30) days prior (i) to any change in its chief executive office, its name or the type of its organization, (ii) the acquisition of any real estate pursuant to SECTION 7.16, or (iii) the acquisition of any asset in any jurisdiction other than those jurisdictions specified on the Parent's and the Borrower's Perfection Certificate.

         7.13. CONDUCT OF BUSINESS. Except as permitted by SECTION 8.5, each of the Parent and the Borrower will and will cause their Subsidiaries to continue to engage primarily in the businesses engaged in by the Parent, the Borrower and their Subsidiaries on the Closing Date, or such businesses as are reasonably related or complementary to the businesses engaged in by the Parent, the Borrower and their Subsidiaries on the Closing Date.

         7.14. FURTHER ASSURANCES. Each of the Parent and the Borrower will, and will cause each of their Subsidiaries to, cooperate with the Lenders and the Administrative Agent and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Term Loan Agreement and the other Loan Documents.

         7.15. INSPECTION OF PROPERTIES AND BOOKS, ETC.

                  7.15.1. GENERAL. The Parent and the Borrower shall permit the Lenders, through the Administrative Agent or any of the Lenders' other designated representatives, at the Borrower's expense (such expense to include a $850 per day field examination charge plus all out of pocket expenses related thereto), to visit and inspect any of the properties of the Parent or any of its Subsidiaries, to examine the books of account of the Parent and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Parent and its Subsidiaries with, and to be advised as to the same by, its and their officers, and to conduct examinations and verifications (whether by internal commercial finance examiners or independent auditors satisfactory to the Administrative Agent (which may be affiliated with one or more of the Lenders)) of the Collateral, all at such reasonable times and intervals and with prior notice as the Administrative Agent or any Lender may reasonably request.

                  7.15.2. APPRAISALS. At the request of the Administrative Agent or the Required Lenders, which requests may be made annually with respect to Real Property and semi-annually with respect to Equipment, and without duplication of any such appraisals required by the Revolving Credit Agent and Revolving Credit Lenders, (or with such other frequency as the Administrative Agent shall request upon the occurrence and during the continuation of a Default or an Event of Default), the Parent and the Borrower will obtain and deliver to the Administrative Agent and the Lenders appraisal reports in form and substance and from appraisers satisfactory to the Administrative Agent, stating (a) the then current fair market, net orderly liquidation value and forced liquidation values of all or any portion of the Real Property and Equipment owned by the Parent or any of its Subsidiaries, and (b) the then current business value of the Parent and its Subsidiaries. Each such appraisal shall be conducted and made at the expense of the Borrower.

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                  7.15.3.    COMMUNICATIONS    WITH   ACCOUNTANTS.    Upon   the
         Administrative Agent's reasonable request, each of the Parent and the Borrower will request that the Parent's and the Borrower's independent certified public accountants communicate with the Administrative Agent, and, if accompanied by the Administrative Agent, the Lenders, with respect  to  the  financial  condition  of  the  Parent  or  any of its
         Subsidiaries;   PROVIDED  that  the  Parent  and  the  Borrower   shall
         participate in all such communications.

                  7.15.4.  ENVIRONMENTAL  ASSESSMENTS.  No more  frequently than once during each calendar year (or with such other frequency as the Administrative Agent shall request upon the occurrence and continuation of a Default or an Event of Default), the Administrative Agent may, for the purpose of assessing and ensuring the value of any Mortgaged Property, obtain one or more environmental assessments or audits of such Mortgaged Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Administrative Agent to evaluate or confirm (a) whether any Hazardous Substances are present in the soil or water at such Mortgaged Property, and (b) whether the use and operation of such Mortgaged Property complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Mortgaged Property including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Administrative Agent deems appropriate. All such environmental assessments shall be conducted and made at the expense of the Borrower.

         7.16. ADDITIONAL MORTGAGED PROPERTY. At any time following the Closing Date, upon request of the Administrative Agent, each of the Parent and the Borrower shall, and shall cause each of its Subsidiaries to, forthwith (but in any event within sixty (60) days following any such request therefor) deliver to the Administrative Agent for the benefit of the Lenders a fully executed mortgage or deed of trust over any or all parcels of Real Property acquired or leased by the Parent, the Borrower or such Subsidiary after the Closing Date, each of which shall be in form and substance satisfactory to the Administrative Agent and shall be deemed to be a Security Document hereunder, together with such title insurance policies, surveys, environmental site assessments, evidences of insurance with the Administrative Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such Real Property as the Administrative Agent may reasonably request. Each of the Parent and the Borrower further agrees that, following the taking of such actions with respect to such Real Property, the Administrative Agent shall have, for the benefit of the Lenders, a valid and enforceable first priority mortgage or deed of trust over such Real Property, free and clear of all defects and encumbrances except for Permitted Liens.

                                       53
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         7.17. INTENTIONALLY OMITTED.

         7.18. DOMESTIC SUBSIDIARIES. The Parent shall cause each Domestic Subsidiary of the Parent (other than the Borrower) to be a Guarantor at all times.

         7.19. LANDLORD WAIVERS. The Borrower shall use commercially reasonable efforts to obtain and deliver to the Administrative Agent, landlord waivers, in form and substance reasonably satisfactory to the Administrative Agent, relating to each of the leased properties listed on SCHEDULE 10.20.

         7.20. INTENTIONALLY OMITTED.

         7.21. FINANCIAL CONSULTANT. The Parent and the Borrower shall continue to retain, at the Borrower's and Guarantors' expense, the Financial Consultant on terms and conditions satisfactory to the Administrative Agent, for a period of not less than three (3) months after the Closing Date, as its financial consultant. Parent acknowledges that the Financial Consultant has been chosen solely by the Parent and the Financial Consultant will be an agent only of the Parent, and not of the Administrative Agent or any Lender, in all respects. At any time and from time to time, the Borrower and the Guarantors shall make the Financial Consultant, its officers and other consultants of the Parent and its Subsidiaries available, whether by telephone or in person to review and discuss the Parent's and its Subsidiaries' financial condition; PROVIDED that the Parent shall have the option to participate in such communications.

         7.22. POST CLOSING OBLIGATIONS. The Borrower shall comply with each of the following post-closing obligations within the time frames indicated:

                  (a) Within thirty (30) days following the Closing Date, the Borrower shall deliver to the Administrative Agent the Articles of Organization and Bylaws of Quaker Mexico, or such other documents corresponding to the same under Mexican law; and

                  (b) Within fifteen (15) days following the Closing Date, the Borrower shall use commercially reasonable efforts to deliver to the Administrative Agent landlord waivers, in form and substance reasonably satisfactory to the Administrative Agent, with respect to the Real Properties located at 54 Graham Road, Fall River, Massachusetts and 81 Commerce Drive, Fall River, Massachusetts.

              8. NEGATIVE COVENANTS OF THE PARENT AND THE BORROWER.

         Each of the Parent and the Borrower covenants and agrees that, so long as any Term Loan is outstanding or any Lender has any obligation to make any Term Loans:

         8.1. INVESTMENTS. Neither the Parent nor the Borrower will or will permit any of their Subsidiaries to make any Investment in any Person, except for Investments which consist of:

                  (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Parent or any Subsidiary of the Parent;

                  (b)  demand   deposits,   certificates  of  deposit,   bankers
         acceptances and time deposits of United States banks having total assets in excess of $100,000,000;

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

                  (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's, and not less than "A 1" if rated by S&P;

                  (d)   overnight   Investments   in  money  market  funds  with
         portfolios comprised of the items described in clauses (a) through (c) above;

                  (e) Investments consisting of the Guaranties;

                  (f)  Investments  existing  on the date  hereof  and listed on
         SCHEDULE 8.1;

                  (g)  Investments  with  respect to  Indebtedness  permitted by
         SECTION 8.2(D) so long as such entities remain Subsidiaries of the Borrower;

                  (h) Investments (i) by the Parent in Domestic Subsidiaries of the Parent, and (ii) by the Borrower in Domestic Subsidiaries of the Borrower;

                  (i) Investments consisting of loans and advances to employees for moving, entertainment, travel, housing and other similar expenses in the ordinary course of business not to exceed $250,000 in the aggregate at any time outstanding; and

                  (j) Notes receivable and securities received in connection with the insolvency or inability to pay of any of the Parent's or the Borrower's account debtors in an aggregate amount not to exceed at any time the greater of (i) $3,000,000 and (ii) ten percent (10%) of the outstanding face amount of the Borrower's accounts receivable at such time;

         PROVIDED, HOWEVER, such Investments shall be permitted hereunder only to the extent such Investments (if held by the Parent or any Domestic Subsidiary of the Parent) are subject to a second priority security interest in favor of the Administrative Agent, securing the Obligations free of all Liens other than Permitted Liens.

         8.2. RESTRICTIONS ON INDEBTEDNESS. The Parent and the Borrower will not, and will not permit any of their Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                  (a) Indebtedness created hereunder;

                  (b) Indebtedness existing on the Closing Date which is set forth in SCHEDULE 8.2;

                  (c) other Indebtedness incurred after the Closing Date (determined on a consolidated basis without duplication in accordance with GAAP) in respect of Capitalized Leases and/or secured by Liens permitted under SECTION 8.3(H), in an aggregate principal amount at any time outstanding not in excess of $2,500,000;

                  (d) Indebtedness of a Domestic Subsidiary of the Borrower to the Borrower; PROVIDED that, in each case, such Indebtedness is evidenced by a note which is pledged to the Administrative Agent;

                  (e) Indebtedness of the Parent or any Subsidiary of the Parent in respect of Derivative Agreements;

                  (f) Indebtedness of the Parent and its Subsidiaries consisting of (i) the Priority Bank Debt (as defined in the Intercreditor
         Agreement), and (ii) any refinancings thereof; PROVIDED that the committed amount of such Indebtedness is not increased at the time of such refinancing and such refinancing and the intercreditor arrangements with the holders of such Indebtedness are otherwise on terms and conditions satisfactory to the Administrative Agent; and

                  (g) Indebtedness of the Parent and its Subsidiaries consisting of the financing of insurance premiums incurred in the ordinary course of business.

         8.3. RESTRICTIONS ON LIENS.

                  8.3.1. PERMITTED LIENS. Neither the Parent nor the Borrower will, nor will they permit any of their Subsidiaries to, create, incur, assume or permit to exist any Lien on any of its property or assets of any character now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except (the following being called "PERMITTED LIENS"):

                           (a) Liens  created  hereunder or under the other Loan
                  Documents;

                           (b) any Lien on any  property  or asset of the Parent
                  or any Subsidiary of the Parent existing on the date hereof and set forth in SCHEDULE 8.3.1, PROVIDED that (i) such Lien shall not apply to any other property or asset of the Parent or any Subsidiary of the Parent and (ii) such Lien shall secure only those obligations which it secures on the date hereof;

                           (c) Liens imposed by any  Governmental  Authority for
                  taxes, assessments or charges not yet delinquent or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Parent and Subsidiaries of the Parent in accordance with GAAP and which reserves shall be acceptable to the Administrative Agent;

                           (d) landlords', carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens, and vendors' Liens imposed by statute or common law not securing the repayment of Indebtedness, arising in the ordinary course of business which are not overdue for a period of more than sixty (60) days or which are being contested in good faith and by appropriate proceedings and Liens securing judgments (including, without limitation, pre-judgment attachments);

                           (e) pledges or deposits under worker's  compensation,
                  unemployment insurance and other social security legislation and pledges or deposits to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases (other than Capitalized Leases), utility purchase obligations, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                           (f) easements, rights-of-way,  restrictions and other
                  similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Real Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not, in the aggregate, materially detract from the value of the Real Property of the Parent or any Subsidiary of the Parent or materially interfere with the ordinary conduct of the business of the Parent or any Subsidiary of the Parent;

                           (g) Liens  consisting of bankers' liens and rights of
                  setoff, in each case, arising by operation of law, and Liens on documents presented in letter of credit drawings;

                           (h) Liens on Capital Assets acquired,  constructed or
                  improved by the Parent or any Subsidiary of the Parent, PROVIDED that (i) such Liens secure Indebtedness (including Indebtedness with respect to Capitalized Leases) permitted by
                  SECTION 8.2(C), (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety 90 days after such acquisition or the completion of such construction or improvement or were in effect at the time the Parent or a Subsidiary of the Parent acquired the assets or stock, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets, and (iv) such security interests shall not apply to any other property or assets of the Parent or its Subsidiaries;

                           (i) Other nonconsensual Liens; PROVIDED that the aggregate amount of obligations secured thereby does not exceed $100,000 at any time;

                           (j) Liens created under the Revolving Credit Agreement and the other Revolving Credit Documents to secure the Indebtedness permitted under SECTION 8.2(F) and any Liens securing any permitted refinancing thereof; and

                           (k) Liens on insurance policies and the proceeds thereof pursuant to insurance premium financing arrangements permitted under SECTION 8.2(G).

                  8.3.2.   RESTRICTIONS   ON  NEGATIVE   PLEDGES  AND   UPSTREAM
         LIMITATIONS. The Parent and the Borrower will not, nor will they permit any of their Subsidiaries to (a) enter into or permit to exist any arrangement or agreement (excluding this Term Loan Agreement, the other Loan Documents and the Revolving Credit Documents) which directly or indirectly prohibits the Parent or any of its Subsidiaries from creating, assuming or incurring any Lien upon its properties, revenues or assets or those of any of its Subsidiaries whether now owned or hereafter acquired, or (b) enter into any agreement, contract or arrangement (excluding this Term Loan Agreement the other Loan Documents and the Revolving Credit Documents) restricting the ability of any Subsidiary of the Parent and the Borrower to pay or make dividends or distributions in cash or kind to the Parent or the
         Borrower, to make loans, advances or other payments of whatsoever nature to the Parent or the Borrower, or to make transfers or distributions of all or any part of its assets to the Parent or the Borrower; in each case other than customary anti-assignment provisions contained in leases and licensing agreements entered into by the Parent or any Subsidiary in the ordinary course of its business, but only if consents by the counterparty thereto have been obtained by the Parent or its Subsidiaries in form and substance satisfactory to the Administrative Agent.

         8.4. RESTRICTED PAYMENTS. The Parent, the Borrower and their Subsidiaries will not make any Restricted Payments other than Distributions to the Parent from a Subsidiary of the Parent or to the Borrower from a Subsidiary of the Borrower.

         8.5. MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.

         8.5.1. MERGERS AND ACQUISITIONS. Neither the Parent nor the Borrower will, or will permit any of their Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except for (i) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, (ii) the merger or consolidation of two or more Subsidiaries of the Borrower.

         8.5.2. DISPOSITION OF ASSETS.

                           (a) Neither the Parent nor the Borrower will, or will
                  permit any of their Subsidiaries to, become a party to or agree to or effect any disposition of any assets, other than
                  (i) the sale of inventory, the licensing of intellectual property and the disposition of obsolete assets, in each case in the ordinary course of business consistent with past practices, and (ii) the sales of the Real Property, fixtures, machinery and equipment contemplated by the Business Plan; PROVIDED that (x) the amount of Net Proceeds received by the Borrower from a sale of Real Property is greater than or equal to the amount of Minimum Proceeds for such sale of Real Property, or if less than such amount, the Borrowers receives the prior written consent of the Administrative Agent for such sale, and (y) all of the Net Proceeds from such sale are applied, contemporaneously upon receipt, in accordance with
                  SECTION 3.1.7.

                           (b) In  connection  with any  disposition  of  assets
                  permitted under this SECTION 8.5.2, each of the Lenders hereby authorizes the Administrative Agent to execute and deliver any collateral releases necessary to release its Liens on such assets; PROVIDED, that in the case of any Mortgaged Property, the Lenders hereby authorize the Administrative Agent to release its Lien on any parcel of Mortgaged Property upon consummation of any Real Property Sale yielding Adjusted Net Proceeds equal to or greater than the Minimum Proceeds for such parcel of Mortgaged Property.

         8.6. SALE AND LEASEBACK. Neither the Parent nor the Borrower will, or will permit any of their Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Parent or any Subsidiary of the Parent shall sell or transfer any property owned by it in order then or thereafter to lease such
property  (other  than  short-term  or  transitional   leases  entered  into  in
connection with the disposition of any Real Property and/or consolidation of operations) that the Parent or any Subsidiary of the Parent intends to use for substantially the same purpose as the property being sold or transferred.

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

         8.7. CHANGE OF FISCAL YEAR. The Parent will not at any time change its Fiscal Year without the prior written consent of the Required Lenders.

         8.8. EMPLOYEE BENEFIT PLANS. Neither the Parent, the Borrower nor any ERISA Affiliate will:

                  (a) engage in any "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code which could result in a material liability for the Parent or any of its Subsidiaries; or

                  (b)  permit   any   Guaranteed   Pension   Plan  to  incur  an
         "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, whether or not such deficiency is or may be waived; or

         (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a Lien or encumbrance on the assets of the Parent or any of its Subsidiaries pursuant to Section 302(f) or Section 4068 of ERISA; or

                  (d)  amend  any  Guaranteed   Pension  Plan  in  circumstances
         requiring  the posting of security  pursuant to Section 307 of ERISA or
         Section 401(a)(29) of the Code.

         8.9. COMPLIANCE WITH ENVIRONMENTAL LAWS. The Parent and the Borrower will not, and will not permit any of their Subsidiaries to, (a) use any of the Real Property or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Property any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Property, (d) conduct any activity at any Real Property or use any Real Property in any manner so as to cause a Release or threatened Release of Hazardous Substances on, upon or into the Real Property, or (e) otherwise conduct any activity at any Real Property or use any Real Property in any manner that would violate any Environmental Law or bring such Real Property in violation of any Environmental Law, unless, in each case, such violation, use, condition, generation or activity could not reasonably be expected to have a material adverse effect on the value of such Real Property or the business, assets, operations or financial condition of the Borrower and the Guarantors, taken as a whole, or the ability of the Parent, the Borrower or any of their Subsidiaries to fulfill its obligations under this Term Loan Agreement or the other Loan Documents.

         8.10. CHANGE IN TERMS OF GOVERNING DOCUMENTS. The Parent and the Borrower shall not effect or permit any change in or amendment to the Governing Documents of the Parent or any of its Subsidiaries, which could reasonably be expected to adversely affect the Lenders.

         8.11. CREATION OF SUBSIDIARIES. Neither the Parent nor the Borrower shall, or shall permit any of their Subsidiaries to, create or permit to exist any Subsidiary unless (a) one hundred percent (100%) of the Capital Stock or other equity interests of such Subsidiary are owned by the Guarantors or the Borrower, (b) prior to the formation of such Subsidiary, the Parent and the Borrower shall notify the Administrative Agent and the Lenders thereof in writing and deliver to the Administrative Agent an updated SCHEDULE 6.18, (c) contemporaneously with the formation of any Domestic Subsidiary, the Parent and the Borrower shall, and shall cause each of their Subsidiaries to, (i) take all steps as may be necessary or advisable in the opinion of the Administrative Agent to pledge to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, on a perfected, second-priority basis, all of the Capital Stock or other equity interests of such Domestic Subsidiary pursuant to a pledge agreement in form and substance satisfactory to the Administrative Agent, which such pledge agreement shall be a Pledge Agreement and a Security Document hereunder, (ii) cause any such Domestic Subsidiary to guaranty all of the Obligations hereunder pursuant to a guaranty in form and substance satisfactory to the Administrative Agent, which such guaranty shall be a Guaranty and a Security Document hereunder, (iii) cause any such Subsidiary to take all steps as may be necessary or advisable in the opinion of the Administrative Agent to grant to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a first priority, perfected security interest in the Fixed Asset Collateral owned by such Subsidiary and a second priority security interest in and to all other Collateral (subject to the Liens of the Revolving Credit Agent under the Revolving Credit Agreement and related documents) owned by such Subsidiary, as collateral security for such Guaranty, pursuant to security documents, mortgages, pledges and other documents in form and substance satisfactory to the Administrative Agent, each of which documents shall be a Security Document hereunder, and (iv) deliver to the Administrative Agent all such evidence of corporate or other authorization, legal opinions (including local counsel opinions where applicable) and other documentation as the Administrative Agent may request, and (d) contemporaneously with the formation of any Foreign Subsidiary, the Parent and the Borrower shall, and shall cause each of their Subsidiaries to, take all steps as may be necessary or advisable in the opinion of the Administrative Agent to pledge to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent (subject to the Liens of the Revolving Credit Agent under the Revolving Credit Agreement), sixty-five percent (65%) of the Capital Stock or other equity interests of such Foreign Subsidiary pursuant to a pledge agreement in form and substance satisfactory to the Administrative Agent, which such pledge agreement shall be a Pledge Agreement and a Security Document hereunder.

         8.12. TRANSACTIONS WITH AFFILIATES. The Parent and the Borrower will not, and will not permit any of their Subsidiaries to, engage in any transaction with any Affiliate (excluding Domestic Subsidiaries of the Parent) of the Parent (other than for services by individuals as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Parent and the Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

         8.13. INTENTIONALLY OMITTED.

         8.14. BUSINESS ACTIVITIES. The Parent and the Borrower will not, and will not permit any of their Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date and in related businesses.

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             9. FINANCIAL COVENANTS OF THE PARENT AND THE BORROWER.

         Each of the Parent and the Borrower covenants and agrees that, so long as any Term Loan is outstanding or any Lender has any obligation to make any Term Loans and based on the consolidated financial statements of the Parent and its Subsidiaries delivered in accordance with the terms hereof:

         9.1. FIXED CHARGE COVERAGE RATIOS. Each of the Parent and the Borrower covenants and agrees that, so long as any Term Loan is outstanding and based on the consolidated financial statements of the Parent and its Subsidiaries delivered in accordance with the terms hereof: (a) at any time during any Fiscal Quarter (x) ending prior to or at the end of FQ3 of 2008 and (y) during which Excess Revolving Credit Availability (before the application of the Availability Reserve) is less than the sum of (1) $4,250,000, plus (2) any increases in the Availability Reserve following the Closing Date, plus (3) $500,000, the Parent and the Borrower shall not permit the Fixed Charge Coverage Ratio, determined as of the end of the most recently ended Fiscal Quarter, to be less than 1.00:1.00, and (b) at any time during any Fiscal Quarter (x) ending after FQ3 of 2008 and
(y) during which Excess Revolving Credit Availability (before application of the Availability Reserve) is less than the sum of (1) $4,250,000, plus (2) any increases in the Availability Reserve following the Closing Date, plus (3) $2,500,000, the Parent and the Borrower shall not permit the Fixed Charge Coverage Ratio, determined as of the end of the most recently ended Fiscal Quarter, to be less than 1.00:1.00.

9.2. CAPITAL EXPENDITURES. During any period referenced in the table set forth below, the Parent and the Borrower will not, and will not allow any of their Subsidiaries to, make Capital Expenditures that exceed the aggregate amount set forth in the table below opposite such period:

--------------------------------------------------------------------------
                   Period                         Amount


--------------------------------------------------------------------------
              Fiscal Year 2006                  $10,000,000
--------------------------------------------------------------------------
              Fiscal Year 2007                  $12,000,000
--------------------------------------------------------------------------
 Fiscal Year 2008 and for each Fiscal Year      $15,000,000
                 thereafter
--------------------------------------------------------------------------

                             10. CLOSING CONDITIONS.

         The obligations of the Lenders to make the Term Loans shall be subject to the satisfaction of the following conditions precedent, in each case, in form and substance satisfactory to the Administrative Agent and the Lenders:

         10.1. LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of each such document.

         10.2. CERTIFIED COPIES OF GOVERNING DOCUMENTS. Each of the Lenders shall have received from the Guarantors, the Borrower and each of their Subsidiaries a copy, certified by a duly authorized officer of such Person or other appropriate Person to be true and complete on the Closing Date, of each of its Governing Documents as in effect on such date of certification.

         10.3. CORPORATE OR OTHER ACTION. All corporate (or other) action necessary for the valid execution, delivery and performance by the Guarantors, the Borrower and each of their Subsidiaries of this Term Loan Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

         10.4. INCUMBENCY CERTIFICATE. Each of the Lenders shall have received from the Guarantors, the Borrower and each of their Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Guarantor, the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of each such Person, each of the Loan Documents to which the Borrower, the Guarantors or such Subsidiary are or are to become a party; and (b) to give notices and to take other action on its behalf under the Loan Documents.

         10.5. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Administrative Agent a legal, valid and enforceable first priority perfected security interest in and Lien upon the Fixed Asset Collateral and a second priority perfected security interest in and Lien upon all other Collateral (subject to the Liens of the Revolving Credit Agent under the Revolving Credit Agreement). All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to protect and preserve such security interests shall have been duly effected. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

         10.6. PERFECTION CERTIFICATES AND UCC SEARCH RESULTS. The Administrative Agent shall have received from the Guarantors, the Borrower and their Subsidiaries a completed and fully executed Perfection Certificate and the results of UCC searches (and the equivalent thereof in all applicable foreign jurisdictions) with respect to the Collateral, indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent.

         10.7. CERTIFICATES OF INSURANCE. The Administrative Agent shall have received (a) a certificate of insurance from an independent insurance broker dated as of the Closing Date, naming the Administrative Agent as loss payee and/or additional insured, as applicable, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements, and (b) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

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

         10.8. INTENTIONALLY OMITTED.

         10.9. BORROWING BASE CERTIFICATES AND COLLATERAL UPDATE CERTIFICATE. The Administrative Agent shall have received a copy of an executed Borrowing Base Certificate, which Borrowing Base Certificate shall demonstrate Excess Revolving Credit Availability (after giving effect to the payment of all fees and expenses, the issuance of all letters of credit under the Revolving Credit Agreement and the funding of the Term Loans and all Revolving Loans to be paid, issued or funded on the Closing Date) of not less than the sum of (i) $1,000,000 plus (ii) accounts payable that are more than seven (7) days past due in excess of $3,250,000, and (b) a copy of the Collateral Update Certificate and any other reports relative to the Collateral delivered on the Closing Date to the Revolving Credit Agent and/or the Revolving Credit Lenders.

         10.10. ACCOUNTS RECEIVABLE AGING REPORT. The Administrative Agent shall have received from the Borrower the most recent inventory report and accounts receivable aging report of the Borrower delivered to the Revolving Credit Agent pursuant to the Revolving Credit Agreement.

         10.11. PAYMENT OF CLOSING FEES. The Borrower shall have paid to the Administrative Agent any Fees required to be paid by them on the Closing Date.

         10.12. INTENTIONALLY OMITTED.

         10.13. OPINIONS OF COUNSEL. Each of the Lenders and the Administrative Agent shall have received a favorable legal opinion addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Parent and its Subsidiaries.

         10.14. SURVEY, TAXES, ETC. The Administrative Agent shall have received
(a) ALTA surveys with respect to each parcel of Mortgaged Property if necessary to eliminate any exceptions that would otherwise be contained in the Title Policies relating to matters which would be shown by a survey, (b) a flood zone certificate with respect to each parcel of Mortgaged Property located in a "flood zone", and (c) evidence of payment of real estate taxes and municipal charges on all Real Property not delinquent on or before the Closing Date..

         10.15. TITLE INSURANCE. The Administrative Agent shall have received a Title Policy covering each Mortgaged Property (or commitments to issue such policies, with all conditions to issuance of the Title Policy deleted by an authorized agent of the Title Insurance Company) together with proof of payment of all fees and premiums for such policies, from the Title Insurance Company and in amounts satisfactory to the Administrative Agent, insuring the interest of the Administrative Agent and each of the Lenders as mortgagee under the Mortgages.

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

         10.16. HAZARDOUS WASTE ASSESSMENTS. The Administrative Agent shall have received environmental reports and hazardous waste site assessments from environmental engineers and evidence of compliance with environmental laws, in form and substance satisfactory to the Administrative Agent, covering all Real Property and all other real property in respect of which the Parent or any of its Subsidiaries may have material liability, whether contingent or otherwise, for dumping or disposal of Hazardous Substances.

         10.17. INTENTIONALLY OMITTED.

         10.18. NO MATERIAL ADVERSE CHANGE. Since the Balance Sheet Date, as determined by the Administrative Agent, there has occurred no material adverse change in the financial condition, business, assets, liabilities or business prospects of the Borrower and the Guarantors, taken as a whole.

         10.19. LANDLORD WAIVERS. The Administrative Agent shall have received landlord waivers, each in form and substance satisfactory to the Administrative Agent, relating to each of the leased properties listed on SCHEDULE 10.20 hereto.

         10.20. LANDLORD CONSENTS. The Parent and its Subsidiaries shall have delivered to the Administrative Agent all consents required for the Administrative Agent to receive, as part of the Security Documents, a collateral assignment of each material leasehold of personal property, and a mortgage of each material leasehold of real property, together in each case with such estoppel certificates as the Administrative Agent may request.

         10.21. COLLATERAL EXAMINATIONS/APPRAISALS. The Administrative Agent shall have received the results of collateral examinations and appraisals performed with respect to the Collateral, including without limitation, the Equipment Appraisal Report, each in form and substance satisfactory to the Administrative Agent.

         10.22. FINANCIAL STATEMENT AND PROJECTIONS. The Administrative Agent shall have received the financial statements and projections referred to in
SECTION 6.2, each in form and substance satisfactory to the Administrative Agent

         10.23. REFERENCES. The Administrative Agent shall have received, in each case, satisfactory trade control check and background and reference checks on: (i) the Parent and the Borrower and (ii) their executive officers and chairman; in each case, as determined by the Administrative Agent in its sole discretion. The Parent and the Borrower hereby consent to execute or cause execution of any documents necessary to effectuate such checks

         10.24. INTERCREDITOR AGREEMENT ET. AL. The Intercreditor Agreement shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of the Intercreditor Agreement. The Revolving Credit Agent shall have executed and delivered such mortgage subordination agreements and other documents, instruments and agreements reasonably required by the Administrative Agent in order to effectively subordinate the liens of the Revolving Credit Agent in the Fixed Asset Collateral to the liens of the Administrative Agent in such Fixed Asset Collateral, and certified copies of the Revolving Credit Agreement and related documents.

         10.25. NO LEGAL 10.27. IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make the Term Loans to be funded by it on the Closing Date.

         10.27. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Term Loan Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders and to the Administrative Agent and the Administrative Agent's Special Counsel, and the Lenders, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

         10.28. REPRESENTATIONS TRUE; NO DEFAULT OR EVENT OF DEFAULT. Each of the representations and warranties of the Parent and any of its Subsidiaries contained in the term Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Term Loan Agreement shall be true as of the Closing Date, and no Default or Event of Default shall have occurred and be continuing, and no condition shall exist which constitutes an Event of Default.

         10.29. EXCHANGE LIMITATIONS. There exists no reason whatsoever, including, without limitation, by reason of the application of any so-called "currency exchange" laws, rules or regulations (as in effect at the time of any proposed borrowings hereunder) which could reasonably be expected to interfere with the Borrower satisfying any of its Obligations in full at such time as such Obligations become due and payable pursuant to the terms hereof.

                           11. INTENTIONALLY OMITTED.

                    12. EVENTS OF DEFAULT; ACCELERATION; ETC.

         12.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

                  (a) the Borrower shall fail to pay any principal of the Term Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                  (b) the Parent, the Borrower or any of their Subsidiaries shall fail to pay any interest on the Term Loans, the Fees, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment and such failure shall continue for three (3) days after written notice of such failure has been given to the Parent and the Borrower by the Administrative Agent;

                  (c) either the Parent or the Borrower shall fail to comply with any of its covenants contained in SECTIONS 7.1, 7.2, 7.4, 7.5, 7.6(A)(I), 7.6(B)(III), 7.7, 7.10, 7.11, 7.12, 7.13, 7.14, 7.15, 7.16,
         7.18, 7.21, 7.22, ARTICLE 8 or ARTICLE 9 of this Term Loan Agreement or any of the covenants contained in any of the Mortgages;

                  (d) the Parent or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this SECTION 12.1) for thirty (30) days after written notice of such failure has been given to the Parent and the Borrower by the Administrative Agent;

                  (e) any representation or warranty of the Parent or any of its Subsidiaries in this Term Loan Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Term Loan Agreement shall prove to have been false in any material respect upon the date when made;

                  (f) the Parent or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Parent or any of its Subsidiaries or of any substantial part of the assets of the Parent or any of its Subsidiaries or shall commence any case or other proceeding relating to the Parent or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application (including bankruptcy application) shall be filed or any such case or other proceeding shall be commenced against the Parent or any of its Subsidiaries or the Parent or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within sixty (60) days following the filing thereof;

                  (g) a decree or order (including a bankruptcy order) is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Parent or any of its Subsidiaries bankrupt or insolvent, or approving a petition or bankruptcy application in any such case or other proceeding, or a decree or order (including a bankruptcy order) for relief is entered in respect of the Parent or any Subsidiary of the Parent in an involuntary case under bankruptcy laws as now or hereafter constituted;

                  (h) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against the Parent and any of its Subsidiaries (considered collectively) that, with other outstanding final judgments, undischarged, against the Parent and its Subsidiaries (considered collectively) exceeds in the aggregate $1,000,000;

                  (i) (A) the Parent, the Borrower or any ERISA Affiliate incur any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $1,000,000, or the Parent, the Borrower or any ERISA Affiliate are assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $1,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of Section 302(f)(1) of ERISA), PROVIDED that the Administrative Agent determines in its reasonable discretion that such event (A) could be expected to -------- result in liability of the Parent or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and
         (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

                  (j) the Parent or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for Indebtedness in excess of $500,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing Indebtedness in excess of $500,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

                  (k) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Administrative Agent's security interests, mortgages or liens in all or a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents and the Intercreditor Agreement, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Parent, its Subsidiaries, the Guarantors or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                  (l) if any material covenant, agreement or obligation of the Parent or the Borrower contained in or evidenced by the Loan Documents shall cease to be legal, valid, binding, or enforceable in accordance with the terms thereof other than as a result of a default or waiver thereof by the Administrative Agent;

                  (m) a Change of Control shall occur;

                  (n) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, expropriation, act of God or public enemy, or other casualty, which in any such case causes, for more than thirty (30) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Parent or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a material adverse effect on the business, assets, operation or financial condition of the Borrower and the Guarantors (taken as a whole), or the ability of the Parent or any Subsidiary of the Parent to fulfill its obligations under this Term Loan Agreement or the other Loan Documents;

                  (o) the Parent or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any Governmental Authority from conducting any part of their business and such order shall continue in effect for more than thirty (30) days unless such order would not have a material adverse effect on the business, assets, operation or financial condition of the Borrower and the Guarantors (taken as a whole), or the ability of the Parent or any Subsidiary of the Parent to fulfill its obligations under this Term Loan Agreement or the other Loan Documents;

                  (p) there shall occur the loss,  suspension or revocation  of, or failure to renew, any license or permit now held or hereafter acquired by the Parent or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business, assets, operation or financial condition of the Borrower or the Guarantors (taken as a whole), or the ability of the Parent or any Subsidiary of the Parent to fulfill its obligations under this Term Loan Agreement or the other Loan Documents;

                  (q)  any  "event  of  default"  under  the  Revolving   Credit
         Agreement shall occur and be continuing; or

                  (r) the subordination provisions in the Intercreditor Agreement relative to the liens of the Revolving Credit Agent in the Fixed Asset Collateral shall cease, in whole or in part, to be effective or cease to be legally valid, binding and enforceable against the Revolving Credit Agent and the holders of the Revolving Loans, then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrower, declare all amounts owing with respect to this Term Loan Agreement and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each of the Parent and the Borrower; provided that in the event of any Event of Default specified in SECTIONS 12.1(F) or 12.1(G), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Lender.

         12.2. INTENTIONALLY OMITTED.

         12.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Term Loans pursuant to SECTION 12.1, each Lender, if owed any amount with respect to the Term Loans, may, with the consent of the Required Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Term Loan Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Administrative Agent is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

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         12.4. DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence or during the continuance of any Event of Default, the Administrative Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall, subject to the Intercreditor Agreement, be distributed for application as follows:

                  (a) FIRST, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for all fees, indemnities, costs, expenses, disbursements and other amounts (including charges and disbursements of counsel to the Administrative Agent) and losses payable to the Administrative Agent or incurred or sustained by the Administrative Agent in its capacity as such, including, without limitation, in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Term Loan Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any Taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

                  (b) SECOND, to the payment of that portion of the Obligations constituting fees, indemnities, costs, expenses, disbursements and other amounts (including charges and disbursements of counsel to the Lenders but excluding principal and interest) payable to the Lenders (including amounts payable under SECTION 5.7), ratably among them in proportion to the amounts described in this clause SECOND payable to them;

                  (c) THIRD, to the payment of that portion of the Obligations constituting accrued and unpaid interest on the Term Loans and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause THIRD payable to them;

                  (d) FOURTH, ratably to the payment of that portion of the Obligations constituting unpaid principal of the Term Loans, ratably among the Lenders in proportion to the respective amounts described in this clause FOURTH payable to them (with such principal to be allocated between the Real Property Term Loan and the Equipment Term Loan in such manner determined by the Administrative Agent in its sole discretion);

                  (e) FIFTH, to all other Obligations in such order or preference as the Required Lenders may determine; provided, however, that (i) distributions shall be made with respect to each type of Obligation owing to the Lenders among the Lenders pro rata, and (ii) the Administrative Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

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                  (f) SIXTH,  upon  payment  and  satisfaction  in full or other provisions for payment in full satisfactory to the Lenders and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Sections 9-608(a)(1)(C) or 9 615(a)(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

                  (g) SEVENTH, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

                                   13. SETOFF.

         Regardless of the adequacy of any collateral, if any Event of Default shall have occurred and be continuing, any deposits or other sums credited by or due from any of the Lenders to the Borrower or the Guarantors and any securities or other property of the Borrower or the Guarantors in the possession of such Lender or any of its Affiliates may, at any time, without demand or notice (any such notice being expressly waived by the Borrower and the Guarantors), in whole or in part, be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities or obligations, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower or the Guarantors to such Lender regardless of the adequacy of any other collateral securing the Term Loans. Each of the Lenders agrees with each other Lender that (i) if an amount to be set off is to be applied to Indebtedness of the Borrower or the Guarantors to such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by the Notes of such Lender, and (ii) if such Lender shall receive from the Borrower or the Guarantors or any other source, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes in the name of, such Lender by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of its Notes, any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the debt evidenced by the Notes corresponding to all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the debt evidenced by the Notes in its name, its proportionate payment as contemplated by this Term Loan Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest. ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR THE GUARANTORS ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

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                          14. THE ADMINISTRATIVE AGENT.

         14.1. AUTHORIZATION.

                  (a) The Administrative Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, including the authority, without the necessity of any notice to or further consent of the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect, maintain perfected or insure the priority of the security interest in and liens upon the Collateral granted pursuant to the Security
         Documents, and, PROVIDED that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

                  (b) The relationship between the Administrative Agent and each of the Lenders is that of an independent contractor. The use of the term "Administrative Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Administrative Agent and each of the Lenders. Nothing contained in this Term Loan Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Lenders.

                  (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Lenders, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

                  (d) The Administrative Agent is authorized and directed to consent to any sale or other disposition of Collateral permitted to be sold or disposed of hereunder, and to release its liens on such Collateral, and the Administrative Agent is authorized to rely on a certification from the Borrower that such sale or disposition is permitted hereunder

                  (e) The Administrative Agent is authorized and directed to execute and deliver the Intercreditor Agreement on behalf of the Lenders and to act in accordance with the provisions thereof. Each of the Lenders agrees to be bound by the provisions thereof.

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

         14.2. EMPLOYEES AND ADMINISTRATIVE AGENTS. The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Term Loan Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

         14.3. NO LIABILITY. Neither the Administrative Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable to any Lender for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

         14.4. NO REPRESENTATIONS.

                  14.4.1. GENERAL. The Administrative Agent shall not be responsible for the execution or validity or enforceability of this Term Loan Agreement, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for any of the Loan Documents, or for the value of any such collateral security or for the validity, enforceability, or collectibility of any such amounts owing with respect to any of the Loan Documents, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Parent or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for any of the Loan Documents or to inspect any of the properties, books or records of the Parent or any of its Subsidiaries. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Parent or the Borrower shall have been duly authorized or is true, accurate and complete. The
         Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of the Parent or any of its Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Term Loan Agreement.

                  14.4.2. CLOSING DOCUMENTATION, ETC. For purposes of determining compliance with the conditions set forth in SECTION 10, each Lender that has executed this Term Loan Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be to be consent to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent active upon the Borrower's account shall have received notice from such Lender not less than one (1) Business Day prior to the Closing Date specifying such Lender's objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent to such effect on or prior to the Closing Date.

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         14.5. PAYMENTS.

                  14.5.1. PAYMENTS TO ADMINISTRATIVE AGENT. A payment by the Borrower to the Administrative Agent hereunder or under any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Administrative Agent agrees promptly to distribute to each Lender such Lender's pro rata share of payments received by the Administrative Agent for the account of such Lender except as otherwise expressly provided herein or in any of the other Loan Documents.

                  14.5.2. DISTRIBUTION BY ADMINISTRATIVE AGENT. If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  14.5.3. DELINQUENT LENDERS. Notwithstanding anything to the contrary contained in this Term Loan Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Administrative Agent its PRO RATA share of any Term Loan in accordance with the terms of this Term Loan Agreement or (ii) to comply with the provisions of SECTION 13 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Term Loan Agreement, shall be deemed delinquent (a "DELINQUENT LENDER") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Term Loans, interest, fees or otherwise, to the remaining applicable non-delinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Term Loans. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the applicable non-delinquent Lenders in proportion to their respective pro rata shares of all applicable outstanding Term Loans. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all applicable outstanding Term Loans of the non-delinquent Lenders, the Lenders' respective PRO RATA shares of all outstanding Term Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency

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         14.6. INTENTIONALLY OMITTED.

         14.7. INDEMNITY. The Lenders ratably agree hereby to indemnify and hold harmless the Administrative Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent has not been reimbursed by the Borrower as required by SECTION 15), and liabilities of every nature and character arising out of or related to this Term Loan Agreement or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

         14.8. ADMINISTRATIVE AGENT AS LENDER. In its individual capacity, GB Merchant Partners, LLC shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Term Loans made by it as it would have were it not also the Administrative Agent.

         14.9. RESIGNATION. The Administrative Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Borrower. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring
Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than "A" or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Term Loan Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         14.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Lender hereby agrees that, upon learning of the existence of a Default or Event of Default, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this
SECTION 14.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

         14.11. DUTIES IN THE CASE OF ENFORCEMENT. Subject to the terms of the Intercreditor Agreement, in case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (a) so requested by the Required Lenders and (b) the Lenders have provided to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Required Lenders may direct the Administrative Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Administrative Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, PROVIDED that the Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

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         14.12. ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM.

                  (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial, administrative or like proceeding or any assignment for the benefit of creditors relative to the Parent or any of its Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Term Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding, under any such assignment or otherwise:

                           (i) to file and prove a claim for the whole amount of
                  the principal and interest owing and unpaid in respect of the Term Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under SECTIONS 5.1 and 15) allowed in such proceeding or under any such assignment; and

                           (ii) subject to the Intercreditor Agreement, to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

                  (b) Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding or under any such assignment is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, nevertheless to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under SECTIONS 5.1 and 15).

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

                  (c) Nothing contained herein shall authorize the Administrative Agent to consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations owed to such Lender or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding or under any such assignment.

                                  15. EXPENSES.

         The Borrower agrees to pay (i) the reasonable costs of producing and reproducing this Term Loan Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (ii) without duplication of any amounts paid by the Borrower pursuant to SECTION 5.2.2, any Taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent or any of the Lenders (other than Excluded Taxes) on or with respect to the transactions contemplated by this Term Loan Agreement (the Borrower hereby agreeing to indemnify the Administrative Agent and each Lender with respect
thereto),   (iii)  the  reasonable  fees,  expenses  and  disbursements  of  the
Administrative Agent's Special Counsel or any local counsel to the Administrative Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, amendments, modifications, approvals, consents or waivers hereto or hereunder, and proposed amendments, modifications, approvals, consents or waivers hereto or hereunder, (iv) the reasonable fees, expenses and disbursements of the Administrative Agent incurred by the Administrative Agent in connection with the preparation and syndication of the Loan Documents and other instruments mentioned herein, including, without limitation, collateral examination, appraisal expenses and environmental audits, (v) the reasonable fees, expenses and disbursements of the Administrative Agent incurred by the Administrative Agent in connection with the administration or interpretation of the Loan Documents and other instruments mentioned herein, including, without limitation, collateral examination, appraisal expenses and environmental audits, inspections, testing and reports, (vi) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by the Administrative Agent or any Lender in connection with (A) the enforcement of or preservation of rights under any of the Loan Documents against the Guarantors, the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default, and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Administrative Agent's relationship with the Parent or any of its Subsidiaries, unless such Lender or the Administrative Agent, as applicable, is conclusively determined to have breached its obligations hereunder, (vii) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent or any of its Affiliates in establishing, maintaining or handling of any accounts for the collection of any of the Collateral, (viii) all reasonable fees, expenses and disbursements of the Administrative Agent incurred in connection with UCC searches, UCC filings, intellectual property searches, intellectual property filings, mortgage recordings and other personal and real property searches and filings, and (ix) all title insurance premiums and surveyor, engineering, appraisal and examination charges. The covenants of this
SECTION 15 shall survive payment or satisfaction of all other Obligations.

                                       76
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                              16. INDEMNIFICATION.

         The Borrower agrees to indemnify and hold harmless the Administrative Agent and the Lenders, together with each of their Affiliates and their officers, directors, employees, agents, attorneys and advisors, from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Term Loan Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (i) any actual or proposed use by the Borrower or any of their Subsidiaries of the proceeds of any of the Term Loans, (ii) the reversal or withdrawal of any provisional credits granted by the Administrative Agent or any of its Affiliates upon the transfer of funds from bank agency or lock box accounts or in connection with the provisional honoring of checks or other items, (iii) the Parent or any of its Subsidiaries entering into or performing this Term Loan Agreement or any of the other Loan Documents, (iv) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Parent or any of its Subsidiaries comprised in the Collateral, or (v) with respect to the Parent and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding, PROVIDED, HOWEVER, that the Borrower shall not be liable to the Administrative Agent, any Lender, any of their Affiliates or any of their officers, directors, employees, agents and advisors for any of the foregoing to the extent that they arise from such Person's gross negligence, breach of contract or willful misconduct. In litigation, or the preparation therefor, the Lenders and the Administrative Agent shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this ARTICLE 16 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this ARTICLE 16 shall survive payment or satisfaction in full of all other Obligations. Each of the Administrative Agent and the Lenders agree to promptly notify the Borrower of any such claim, action, suit, liability, loss, damage or expense after becoming aware of the same; PROVIDED that the failure to provide such notice shall not affect the Borrower's obligations under this ARTICLE 16.

                         17. SURVIVAL OF COVENANTS, ETC.

         All covenants, agreements, representations and warranties made herein, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Parent or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Term Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Term Loan Agreement or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Term Loans, and for such further time as may be otherwise expressly specified in this Term Loan Agreement. All statements contained in any certificate or other paper delivered to any Lender or the Administrative Agent at any time by or on behalf of the Parent or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Parent or such Subsidiary hereunder.

                                       77
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                        18. ASSIGNMENT AND PARTICIPATION.

         18.1. GENERAL CONDITIONS. The provisions of this Term Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor the Parent may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (a) to an Eligible Assignee in accordance with the provisions of SECTION 18.2, (b) by way of participation in accordance with the provisions of SECTION 18.4 or (c) by way of pledge or assignment of a security interest subject to the restrictions of SECTION 18.6 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Term Loan Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in SECTION 18.4 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Term Loan Agreement or any of the other Loan Documents.

         18.2. ASSIGNMENTS. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Term Loan Agreement (including all or a portion of its Commitment and the Term Loans at the time owing to it); PROVIDED that:

                  (a) except in the cases of an assignment of the entire balance of the Term Loans at the time owing to it or of an assignment to a Lender or a Lender Affiliate, the aggregate amount of the Commitment (which for this purpose includes Term Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Term Loans of the assigning Lender subject to each such assignment (determined as of the date on which the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $2,000,000 unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);

                  (b) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Term Loan Agreement with respect to the Term Loans or the Commitment assigned, it being understood that NON-PRO RATA assignments of or among any of the Commitments and the Term Loans are not permitted;

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                  (c) any  assignment of a Commitment  and the Term Loans of any
         Lender must be approved by the Administrative Agent (whether or not the proposed assignee is itself a Lender with a commitment or would otherwise qualify as an Eligible Assignee); and

                  (d) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

                  Subject   to   acceptance   and   recording   thereof  by  the
         Administrative Agent pursuant to SECTION 18.3, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party to this Term Loan Agreement and, to the extent of the interest assigned by such Assignment and Acceptance have the rights and obligations of a Lender under this Term Loan Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Term Loan Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Term Loan Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of (i) SECTIONS 5.2.2, 5.7, 5.8, and 5.10 with respect to facts and circumstances occurring prior to the effective date of such assignment and (ii) SECTION 16 notwithstanding such assignment. Any assignment or transfer by a Lender of rights or obligations under this Term Loan Agreement that does not comply with this paragraph shall be treated for purposes of this Term Loan Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with SECTION 18.4.

         18.3. REGISTER. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Term Loan Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         18.4. PARTICIPATIONS. Any Lender may at any time, without the consent of, or notice to, the Parent, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person) (each, a "PARTICIPANT") in all or a portion of such Lender's rights and/or obligations under this Term Loan Agreement (including all or a portion of its Commitment and/or the Term Loans owing to it); PROVIDED that (a) such Lender's obligations under this Term Loan Agreement shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (c) the Parent, the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Term Loan
Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Term Loan Agreement and to approve any amendment, modification or waiver of any provision of this Term Loan Agreement; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would reduce the principal of or the interest rate on any Term Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such Participant or extend any regularly scheduled payment date for principal or interest. Subject to SECTION 18.5, the Parent and the Borrowers agree that each Participant shall be entitled to the benefits of SECTIONS 5.2.2, 5.7, 5.8 and
5.10 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to SECTION 18.2. To the extent permitted by law, each Participant also shall be entitled to the benefits of SECTION 13 as though it were a Lender, provided such Participant agrees to be subject to SECTION 13 as though it were a Lender.

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         18.5. PAYMENTS TO PARTICIPANTS.  A Participant shall not be entitled to receive any greater payment under SECTIONS 5.2.2, 5.7 and 5.8 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant.

         18.6. MISCELLANEOUS ASSIGNMENT PROVISIONS. A Lender may at any time grant a security interest in all or any portion of its rights under this Term Loan Agreement to secure obligations of such Lender, including without limitation (a) any pledge or assignment to secure obligations to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341 and (b) with respect to any Lender that is a Fund, to any lender or any trustee for, or any other representative of, holders of obligations owed or securities issued by such Fund as security for such obligations or securities or any institutional custodian for such Fund or for such lender; PROVIDED that no such grant shall release such Lender from any of its obligations hereunder, provide any voting rights hereunder to the secured party thereof, substitute any such secured party for such Lender as a party hereto or affect any rights or obligations of the Parent, the Borrower or the Administrative Agent hereunder.

         18.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE PARENT. If any assignee Lender is an Affiliate of the Parent, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to SECTION
12.1 or SECTION 12.2, and the determination of the Required Lenders shall for all purposes of this Term Loan Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Term Loans. If any Lender sells a participating interest in any of the Term Loans to a Participant, and such Participant is the Parent or an Affiliate of the Parent, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to SECTION 12.1 or SECTION 12.2 to the extent that such participation is beneficially owned by the Parent or any Affiliate of the Parent, and the determination of the Required Lenders shall for all purposes of this Term Loan Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Term Loans to the extent of such participation.

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

         18.8. NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall, if applicable, execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Assignee in an amount equal to the amount assumed by such Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes.

         18.9. SPECIAL PURPOSE FUNDING VEHICLE. Notwithstanding anything to the contrary contained in this SECTION 18, any Lender (a "GRANTING LENDER") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time delivered by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Term Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Term Loan Agreement, PROVIDED that (a) nothing herein shall constitute a commitment to make any Term Loan by any SPC, (b) the Granting Bank's obligations under this Term Loan Agreement shall remain unchanged, (c) the Granting Lender shall retain the sole right to enforce this Term Loan Agreement and to approve any amendment, modification or waiver of any provision of this Term Loan Agreement and (d) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Term Loan, the Granting Lender shall be obligated to make such Term Loan pursuant to the terms hereof. The making of a Term Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Term Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any expense reimbursement, indemnity or similar payment obligation under this Term Loan Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Term Loan Agreement) that, prior to the date that is one year and one day after the later of (i) the payment in full of all outstanding senior indebtedness of any SPC and (ii) the Maturity Date, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States of America or any State thereof. In addition, notwithstanding anything to the contrary contained in this SECTION 18.9, any SPC may (A) with notice to, but (except as specified below) without the prior written consent of, the Parent, the Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Term Loans to its Granting Lender or to any financial institutions (consented to by the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower, which consents shall not be unreasonably withheld or delayed) providing liquidity and/or credit facilities to or for the account of such SPC to fund the Term Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Term Loans and (B) disclose on a confidential basis any non-public information relating to its Term Loans (other than financial statements referred to in SECTIONS 6.2 or 7.4) to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC. In no event shall the Borrower be obligated to pay to an SPC that has made a Term Loan any greater amount than the Borrower would have been obligated to pay under this Term Loan Agreement if the Granting Lender had made such Term Loan. An amendment to this SECTION 18.9 without the written consent of an SPC shall be ineffective insofar as it alters the rights and obligations of such SPC.

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                                19. NOTICES, ETC.

         Except as otherwise expressly provided in this Term Loan Agreement, all notices and other communications made or required to be given pursuant to this Term Loan Agreement shall be in writing and shall be (i) delivered in hand, (ii) mailed by United States registered or certified first class mail, postage prepaid, (iii) sent by overnight courier, or (iv) sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

                  (a) if to the Parent or the Borrower, at 941 Grinnell Street, Fall River, MA 02721, Attention: Chief Financial Officer or at such other U.S. address for notice as the Parent or the Borrower shall last have furnished in writing to the Person giving the notice;

                  (b) if to the Administrative Agent,

                           (i) 101 Huntington Avenue, 10th floor, Boston, Massachusetts 02199, Attention: Judi Nevins, Loan Portfolio Analyst, and D. Michael Murray, Managing Director, or such other address for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice; and

                           (ii)  Alternative  Investment  Solutions,   LLC,  433
                  Hackensack  Ave,  11th  floor,  Hackensack,  New Jersey  07601
                  Attention: Steve Yacubic, Account Officer; and

                  (c) if to any Lender, at such Lender's address for its Domestic Lending Office set forth on SCHEDULE 1 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                               20. GOVERNING LAW.

         THIS TERM LOAN AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE PARENT AND THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS TERM LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE PARENT AND THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 19. EACH OF THE PARENT AND THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

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                                  21. HEADINGS.

         The captions in this Term Loan Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                                22. COUNTERPARTS.

         This Term Loan Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Term Loan Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof or of any amendment or waiver hereto shall be as effective as an original executed counterpart hereof or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

                           23. ENTIRE AGREEMENT, ETC.

         The Loan Documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced by the Loan Documents. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by the Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in the Loan Documents.

                            24. WAIVER OF JURY TRIAL.

         EACH PARTY HERETO MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM BASED HEREON ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS TERM LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE TERM LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Parent and the Borrower (i) certifies that no representative, agent or attorney of any Lender or the Administrative Agent has represented, expressly or otherwise, that such Lender or the Administrative Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that this waiver constitutes a material inducement for the Administrative Agent and the Lenders to execute this Term Loan Agreement and make the Term Loans.

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                     25. CONSENTS, AMENDMENTS, WAIVERS, ETC.

         Any consent or approval required or permitted by this Term Loan Agreement to be given by all of the Lenders may be given, and any term of this Term Loan Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Parent or any of its Subsidiaries of any terms of this Term Loan Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Required Lenders. Notwithstanding the foregoing, no amendment, modification or waiver shall:

                  (a) without the written consent of the Parent, the Borrower and each Lender directly affected thereby:

                           (i) reduce or  forgive  the  principal  amount of any
                  Term Loans, or reduce the rate of interest on the Term Loans (other than interest accruing pursuant to SECTION 5.11 following the effective date of any waiver by the Required Lenders of the Event of Default relating thereto);

                           (ii) increase the amount of the Total Commitment or any Lender's Commitment or extend the expiration date of the Total Commitment or any Lender's Commitment;

                           (iii) postpone or extend the Maturity Date or any other regularly scheduled dates for payments of principal of, or interest on, the Term Loans or any fees or other amounts payable to such Lender or waive any Event of Default relating thereto (it being understood that (A) a waiver of the application of the Default Rate, (B) any vote to rescind any acceleration made pursuant to SECTION 12.1 of amounts owing with respect to the Term Loans and other Obligations and (C) any modifications of the provisions relating to amounts or timing of prepayments of Term Loans and other Obligations shall require only the approval of the Required Lenders); or

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

                           (iv) release the Borrower from any Obligations consisting of principal, interest, fees, reimbursement obligations, expenses, or indemnities, release all or substantially all of the Collateral or release the Guarantors from their guaranty obligations under the Guaranties (excluding, if the Parent or any Subsidiary of the Parent becomes a debtor under the federal Bankruptcy Code, the release of "cash collateral", as defined in Section 363(a) of the federal Bankruptcy Code pursuant to a cash collateral stipulation with the debtor approved by the Required Lenders);

                           (b) without the written consent of all of the Lenders, (i) amend or waive this SECTION 25 or the definition of Required Lenders, (ii) amend the definitions of Eligible Real Property, Eligible Equipment, or Net Orderly Liquidation Value, in each case, in a manner which would result in more credit being made available to the Borrower hereunder; or
                  (iii) amend or waive SECTION 12.4;

                           (c) without the written consent of the Administrative
                  Agent, amend or waive SECTION 14, the amount or time of payment of the Administrative Agent's Fee payable for the Administrative Agent's account or any other provision applicable to the Administrative Agent;

                           (d) in the event of any change in the  Person  acting
                  as the Administrative Agent hereunder, without the written consent of the Person formerly acting as Administrative Agent, amend or waive any provision of this Term Loan Agreement accruing to the benefit of such Person in respect of all actions taken or omitted to be taken by either of them prior to such change.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Parent or the Borrower shall entitle the Parent or the Borrower to other or further notice or demand in similar or other circumstances.

                                26. SEVERABILITY.

         The provisions of this Term Loan Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Term Loan Agreement in any jurisdiction. The parties agree that they will negotiate in good faith to replace any provision hereof so held invalid or unenforceable with a valid provision which is as similar as possible to the invalid or unenforceable provision.

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

                              27. CONFIDENTIALITY.

         Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and representatives in connection with this Term Loan Agreement and the transactions contemplated hereby (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this
ARTICLE 27, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Term Loan Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Parent and its obligations or the Borrower and its obligations, (g) with the consent of the Parent or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this ARTICLE 27 or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

         For purposes of this Section, "Information" means all information received from the Parent or any Subsidiary of the Parent relating to the Parent or any Subsidiary of the Parent or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Parent or any Subsidiary of the Parent. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Parent or a Subsidiary of the Parent, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and
(c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws. To the extent practicable and possible in compliance with applicable law, regulation, proceeding or court order, each of the Lenders and the Administrative Agent shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or pursuant to legal process.

         The Parent and the Borrower hereby acknowledge that (a) the Administrative Agent may make available to the Lenders materials and/or information provided by or on behalf of the Parent and the Borrower hereunder (collectively, "BORROWER MATERIALS") by posting the Borrower Materials on IntraLinks or another similar electronic system (the "PLATFORM") and (b) certain of the Lenders may be "public-side" Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Parent, the Borrower or their securities) (each, a "PUBLIC LENDER"). The Parent and the Borrower hereby agree that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrower Materials "PUBLIC," the Parent and the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Parent, the Borrower or their securities for purposes of United States Federal and state securities laws (PROVIDED, HOWEVER, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in this ARTICLE 27); (y) all Borrower Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Investor;" and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor."

         The  Lenders  shall  have  the  right  to  refer  to  the   transaction
contemplated by this Term Loan Agreement in their marketing materials, press releases and announcements, subject to Borrower's right to review and approval of the same, following the later of the Closing Date or the Borrower's public announcement of the transaction contemplated by this Term Loan Agreement.

                              28. USA PATRIOT ACT.

         Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "ACT"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

                       29. DESIGNATION OF PERMITTED LIENS.

         The designation of a Lien as a Permitted Lien is not, and shall not be deemed to be, an acknowledgment by the Administrative Agent or the Lenders to any Person that the Lien shall have priority over any Lien of the Administrative Agent granted in any Loan Document.

         IN WITNESS WHEREOF, the undersigned have duly executed this Term Loan Agreement as a sealed instrument as of the date first set forth above.

                                  QUAKER FABRIC CORPORATION OF FALL RIVER

                                  By:
                                  ----------------------------------------
                                  Name:
                                  Title:



                                  QUAKER FABRIC CORPORATION



                                  By:
                                  ----------------------------------------
                                  Name:
                                  Title:

                                  1903 DEBT FUND, LP
                                  By: [to be provided]

                                  By:
                                  -----------------------------------------
                                  Name:
                                  Title:

                                  GB MERCHANT PARTNERS, LLC,
                                  as Administrative Agent



                                  By:
                                  -----------------------------------------
                                  Name:
                                  Title:

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